UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934
(Amendment No.)

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O2DIESEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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100 Commerce Drive, Suite 301

Newark, Delaware 19713

July 7, 2004

Dear Stockholder:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of O2Diesel Corporation, which will be held at the Company’s office at 100 Commerce Drive, Suite 301, Newark, Delaware 19713 on August 16, 2004, at 11:00 a.m. (EDT).

      We have provided details of the business to be conducted at the 2004 Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders, proxy statement and form of proxy. We encourage you to read these materials so that you may be informed about the business to come before the meeting.

      Your participation is important, regardless of the number of shares that you own. In order for us to have an efficient meeting, please sign, date and return the enclosed proxy card promptly in the accompanying reply envelope. You can find additional information concerning our voting procedures in the accompanying materials.

      We look forward to seeing you at the meeting.

Sincerely,

Alan R. Rae
President and Chief Executive Officer

100 Commerce Drive, Suite 301

Newark, Delaware 19713

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 16, 2004

       The Annual Meeting of Stockholders (the “Annual Meeting”) of O2Diesel Corporation, a Washington corporation (the “Company”), will be held at the Company’s office at 100 Commerce Drive, Suite 301, Newark, Delaware 19713 on August 16, 2004, at 11:00 a.m. (EDT), for the following purposes, as more fully described in the proxy statement accompanying this notice:

1. To elect six (6) persons as directors of the Company to serve for a term of one (1) year, two (2) years, or three (3) years, or until their respective successors shall have been duly elected and qualified;

2. To approve an amendment to the Company’s Bylaws to increase the maximum size of our Board of Directors to 9 members from 6 members.

3. To change the Company’s state of incorporation from Washington to Delaware;

4. To adopt the Company’s 2004 Stock Incentive Plan;

5. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      Our Board of Directors has set June 7, 2004 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of stockholders eligible to vote at the Annual Meeting will be made available for examination by our stockholders, for any purpose germane to the Annual Meeting, during the ten days prior to the Annual Meeting, between the hours of 9 a.m. and 5 p.m., EDT, at the offices of the Company at 100 Commerce Drive, Suite 301, Newark, Delaware 19713. We will also produce the stockholder list at the Annual Meeting, and you may inspect it at any time during the Annual Meeting.

      All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the Annual Meeting, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares are voted.

BY ORDER OF THE BOARD OF DIRECTORS

ALAN R. RAE
President and Chief Executive Officer

Newark, Delaware

July 7, 2004

IT IS IMPORTANT THAT YOU COMPLETE AND

RETURN THE ENCLOSED PROXY CARD PROMPTLY

100 Commerce Drive, Suite 301
Newark, Delaware 19713

PROXY STATEMENT FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

       The Board of Directors of O2Diesel Corporation (the “Board”) solicits the accompanying proxy to be voted at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 16, 2004, at 11:00 a.m. (EDT), at the Company’s office at 100 Commerce Drive, Suite 301, Newark, Delaware 19713, and at any adjournments or postponements thereof. In this proxy statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “the Company” or “O2Diesel,” we are describing O2Diesel Corporation.

      The mailing address of our principal executive offices is 100 Commerce Drive, Suite 301, Newark, Delaware 19713. This proxy statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card are being sent to our stockholders on or about July 12, 2004.

PURPOSES OF THE MEETING

      At the Annual Meeting, we will ask you to consider and act upon the following matters:

1. The election of six (6) persons as directors of the Company to serve for a term of one (1) year, two (2) years, or three (3) years, or until their respective successors shall have been duly elected and qualified;

2. The approval of an amendment to our Bylaws to increase the maximum size of our Board of Directors to 9 members from 6 members.

3. The change of our state of incorporation from Washington to Delaware;

4. The adoption of O2Diesel Corporation 2004 Stock Incentive Plan;

5. The ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

6. The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Record Date and Shareholders Entitled to Vote.

      Record Date. The record date is June 7, 2004. Only holders of Common Stock of record as of the close of business on this date will be entitled to vote at the Annual Meeting.

      Outstanding Stock. As of the record date, the Company had 800,000 shares of Series A 0% Convertible Preferred Stock (“Series A Preferred Stock”), 750,000 shares of Series B 0% Convertible Preferred Stock (“Series B Preferred Stock”) and 29,083,156 shares of Common Stock outstanding. The holders of the Series A Preferred Stock and Series B Preferred Stock have no voting power, except as provided under Washington law.

      Stockholder List. We will make a complete list of stockholders eligible to vote at the Annual Meeting available for examination during the ten days prior to the Annual Meeting. During such time, you may visit us at our principal executive offices during ordinary business hours to examine the stockholder list for any purpose germane to the Annual Meeting.

Voting Requirements.

      Quorum. The holders of one-third of the Company’s outstanding shares of Common Stock as of the record date must be present, either in person or by proxy, to constitute a quorum at the meeting in order to hold the Annual Meeting and conduct business. This is called a quorum.

      How to Vote Your Shares. Your shares cannot be voted at the meeting unless you are present either in person or by proxy. If you vote by mail and return a complete, signed and dated proxy card, your shares will be voted in accordance with your instructions. You may specify your choices by marking the appropriate box and following the other instructions on the proxy card. With respect to the election of directors, you may vote (i) “For” all of the nominees, or (ii) to “Withhold Authority” with respect to some or all of the nominees. On all other matters, you may (i) vote “For” a proposal, (ii) vote “Against” a proposal, or (iii) “Abstain” from voting on a proposal. If you vote by mail and you return a proxy card that is not signed, then your vote cannot be counted. If the returned proxy card is signed and dated, but you do not specify voting instructions, your shares will be voted “For” the election of each nominee and “For” each other proposal, in accordance with the Board’s recommendations.

      Vote Required. If a quorum is present, the director nominees will be elected by a plurality of the votes cast at the Annual Meeting, which means that the six (6) nominees receiving the most votes will be elected. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast at the meeting on the item to be approved.

      Broker Non-Votes. A broker non-vote occurs when a stockholder that owns shares in “street name” through a nominee (usually a bank or a broker) fails to provide the nominee with voting instructions, and the nominee does not have discretionary authority to vote the shares with respect to the matter to be voted on, or otherwise fails to vote the shares. Broker non-votes are excluded from determining if a quorum is present and are not considered a vote cast. Broker non-votes will not affect the outcome of a vote on a particular matter.

      Abstentions and Withheld Votes: Abstentions and withheld votes with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, withheld votes will have no effect on the outcome of the vote for directors. Abstentions are considered votes cast on a matter. Therefore, abstentions will have the effect of counting as a vote against a proposal.

      Other Business at the Meeting. We are not aware of (and have not received any notice with respect to) any business to be transacted at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting, Alan R. Rae and David L. Koontz, the named proxies, will vote the shares represented by proxies on such matters in accordance with their discretion and best judgment.

      Tabulation of Votes. Our Transfer Agent, Interwest Transfer Company, Inc. will separately tabulate the affirmative votes, negative votes, abstentions and broker non-votes with respect to each of the proposals.

      Announcement of Voting Results. We will announce preliminary voting results at the Annual Meeting. We also will disclose the final results in the first quarterly report on Form 10-Q that we file with the Securities and Exchange Commission (“SEC”) after the Annual Meeting.

      Revoking Your Proxy. If you execute a proxy pursuant to this solicitation, you may revoke it at any time prior to its exercise by doing one of the following:

•	delivering written notice to our Secretary at our principal executive offices

•	executing and delivering a proxy bearing a later date to our Secretary at our principal executive offices

•	voting in person at the Annual Meeting.

      To be effective, our Secretary must actually receive your notice or later-dated proxy before the Annual Meeting, or the Inspector of Elections must receive it at the Annual Meeting. Please note, however, that your attendance at the Annual Meeting without further action on your part will not automatically revoke your proxy.

      Solicitation. The cost of soliciting proxies in the form enclosed herewith will be borne by O2Diesel. In addition to the solicitation of proxies by use of the mail, our officers and employees may solicit the return of proxies by personal interview, telephone, email or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts.

      We will request that brokerage houses and other custodians, nominees and fiduciaries forward our solicitation materials to beneficial owners of stock that is registered in their names. We will bear all costs associated with preparing, assembling, printing and mailing this proxy statement and the accompanying materials, the cost of forwarding our solicitation materials to the beneficial owners of our common stock, and all other costs of solicitation.

PROPOSAL 1 — ELECTION OF DIRECTORS

General Information

      Our Articles of Incorporation requires the Board of Directors to be divided into three classes (Class A, Class B and Class C) having staggered terms of three years each. Any director in Class A will hold office until the 2005 annual meeting of stockholders; any director in Class B will hold office until the 2006 annual meeting of stockholders; and any director in Class C will hold office until the 2007 annual meeting of stockholders; and in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective three year terms. The Board is currently comprised of six (6) members, with two (2) members in each of Class A, Class B and Class C.

      At the Annual Meeting, the stockholders will elect two Class A directors to serve until the 2005 Annual Meeting of Stockholders; two Class B directors to serve until the 2006 Annual Meeting of Stockholders; and two Class C directors to serve until the 2007 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Substitute Nominees

      If, at the time of or prior to the Annual Meeting, any nominee is unable to be a candidate when the election takes place, or otherwise declines to serve, the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate that any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

      Under our Bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors or by the resignation of a director. Any nominee so elected and appointed by the Board would hold office until the 2005 Annual Meeting of Stockholders.

Information Regarding the Nominees for Election as Directors

Class A Nominees

      Listed below are the nominees for Class A directors, with information concerning his principal occupation, other affiliations and business experience during the last five years:

Name	Age	Position

Hendrik Rethwilm	39	Director
Karim Jobanputra	40	Director

      Hendrik Rethwilm has been a Director since July 15, 2003. From 1993-1999, he worked with PricewaterhouseCoopers in its corporate finance department focusing on financial and organizational restructuring of medium-to-large sized companies. Subsequently, from 2000-2001, Mr. Rethwilm worked with a subsidiary of Ericsson, the Swedish mobile phone producer, as a financial executive advising on mobile eCommerce. During his tenure with Ericsson, Mr. Rethwilm also developed a venture capital arm within Ericsson Consulting to invest in companies developing applications for the mobile eCommerce sector. Currently, Mr. Rethwilm is self-employed and provides consulting services to various companies in the areas of corporate finance and business development. He previously served on the board of Directors of Rapidtron, Inc., a company that trades on the OTCBB under the symbol “RPDT”, but resigned effective December 31, 2003.

      Karim Jobanputra has been a Director since July 15, 2003. Mr. Jobanputra is an entrepreneur and owns companies that do business mostly in the Middle East and Europe. Mr. Jobanputra has experience in the areas of corporate finance and international business development, and also works as a self-employed consultant based in the United Kingdom. For the past 5 years he has provided consulting services to companies in the areas of corporate finance and business development in the Asian and Middle East markets, including Indonesia, Qatar, Saudi Arabia, India and China.

Class B Nominees

      Listed below are the nominees for Class B directors, with information concerning his principal occupation, other affiliations and business experience during the last five years:

Name	Age	Position

Richard J. Roger	44	Director
David L. Koontz	61	Chief Financial Officer, Secretary and Director

      Richard J. Roger became a Director on April 18, 2004. He is currently the President and Chief Operating Officer of Performance Transportation Services, Inc., which is the second largest transporter of new cars in the United States. Prior to holding this position, Mr. Roger was a Director, President and Chief Operating Officer of U.S. Fleet Services, Inc., from May 2002 to June 2003. U.S. Fleet Services was one of the largest mobile fleet refueling companies in the U.S. Prior to that, Mr. Roger was a senior vice-president with Ryder Transportation Services, Inc., the largest full service truck company in the U.S. that specializes in renting and leasing all types of trucks for use in all transportation sectors.

      David L. Koontz has been Chief Financial Officer and Secretary of the Company since July 15, 2003. He joined the AAE Group in September 2002, serving first as the Chief Financial Officer and Secretary of O2Diesel, Inc. Prior to joining the Company, Mr. Koontz had worked primarily as an independent business consultant, mostly with businesses located in Asia, for the period January 2000 to September 2002. During 1999, Mr. Koontz acted as a consultant and chief financial officer for an apparel company in Boulder, Colorado. Mr. Koontz was a partner with Arthur Andersen & Co. until 1988 and holds a CPA certificate.

Class C Nominees

      Listed below are the nominees for Class C directors, with information concerning his principal occupation, other affiliations and business experience during the last five years:

Name	Age	Position

Anthony Dean Smith	71	Chairman
Alan R. Rae	45	President, Chief Executive Officer and Director

      Anthony Dean Smith has been a Director of the Company since July 15, 2003, but has served as a Director and executive of the AAE Technologies group of companies since October 1999. Mr. Dean Smith is a director and chief executive officer of AAE Technologies International Plc, and a Director of O2Diesel Inc., AAE Technologies Holdings Plc and AAE Technologies Limited. Mr. Anthony Dean-Smith also owns private companies in the United Kingdom that are active in the development and management of real estate properties.

      Alan R. Rae has been President, Chief Executive Officer and a Director of the Company since July 15, 2003. Mr. Rae joined the AAE Technologies group of companies in 1997, and has served as a Director and an executive of several companies within the group. In August 1999, he became a Director and President of AAE Technologies, Inc. (now O2Diesel Inc.), and in October 2000 became a Director and Chief Operating Officer of AAE Technologies International PLC and continues to hold these positions in both companies. Mr. Rae was a Director and the Chief Executive Office Officer of AAE Holdings plc (UK) from October 1998 until September 2001. He was the Chief Executive Officer and a Director of AAE Technologies Ltd. from October 1997 until September 2001.

Recommendation of the Board of Directors

      The Board of Directors recommends that you vote “FOR” the election of each of the director nominees listed above. All proxies executed and returned will be voted “FOR” all the director nominees unless the proxy specifies otherwise.

Committees of the Board of Directors and Other Board Matters

      During 2003, the Board held one meeting and all of our directors attended this meeting. Each director attended 75% or more of the meetings of the Board of Directors and committees of which he was a member. The Board encourages, but does not require, directors to attend the annual meeting of stockholders.

Audit Committee

      During 2003, the Board of Directors did not have a separate audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acted as an audit committee for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors reviewed the interim financial statements filed quarterly and the audited financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Board of Directors has determined that the Company does not have an “audit committee financial expert,” as defined in SEC rules, serving on its Board. However, the Board believes that its members are able to read and understand financial statements of the Company, are familiar with the Company and its business, and are capable of fulfilling the duties and responsibilities of an audit committee. The Company is considering expanding the size of its Board of Directors and is attempting to identify and retain an audit committee financial expert to serve on its Board.

      The Board of Directors reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board. In addition, the Board of Directors has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services (comprised of tax preparation services) with the auditors’ independence.

      The Board of Directors by way of a telephonic conference discussed with the independent auditors, with management present, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The independent auditors afforded the Board, which they declined, an opportunity to meet without management present.

      In reliance on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC. On February 4, 2004, the Board of Directors also approved the selection of the Company’s independent auditors.

      On May 27, 2004, the Board established and approved an Audit Committee. The Board designated the initial members of the Audit Committee to be Mr. David L. Koontz (Chair), Mr. Hendrik Rethwilm, and Mr. Richard Roger. The primary purpose of the Audit Committee is to oversee (a) management’s preparation of the financial statements and management’s conduct of the Company’s accounting and financial reporting process, (b) management’s maintenance of the Company’s internal control over financial reporting, (c) the Company’s compliance with legal and regulatory requirements, and (d) the qualifications, independence and performance of the Company’s independent auditors.

      The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement. Two of the members of the Audit Committee are “independent” as defined in Section 121A of the American Stock Exchange (“AMEX”) Company Guide.

Director Nomination Process

      The Company does not have a standing nominating committee. The Company’s full Board of Directors acts as a nominating committee for selecting the management’s nominees for election of directors in accordance with the Company’s Bylaws. The Board feels it is appropriate for the full Board to serve this function because the Company has a relatively small Board, making action by committee unnecessary for purposes of managing nominations. The Board does not have a charter governing its nominating function.

      The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

      To be considered in the Board’s selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the anniversary date of the proxy statement for the previous year’s annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration by the Board as Board nominees should be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries do business.

Code of Business Conduct and Ethics

      On June 29, 2004, the Board of Directors adopted a Code of Business Conduct and Ethics that applies to all of the Company’s employees. A copy of the Code of Business Conduct and Ethics is attached hereto as Appendix B and it will available on our website http:/www.o2diesel.com.

Stockholder Communications

      The Board of Directors provides a process for stockholders to send communications to the Board or any of the individual directors. Stockholders may send written communications to the Board or any of the individual directors, care of O2Diesel Corporation, 100 Commerce Drive, Suite 301, Newark, Delaware 19713 Attn: Corporate Secretary. All communications will be compiled by the Corporate Secretary and submitted to the Board or the individual directors on a periodic basis.

Compensation of Directors

      The Chairman of the Board receives $150,000 per year and other non-executive directors receive $30,000 per year for their services as a director. In addition, Mr. Rethwilm and Mr. Jobanputra also provide financial and business advisory services to the Company. Mr. Rethwilm is paid $30,000 per year and Mr. Jobanputra is paid $90,000 per year for these services. All directors are reimbursed for ordinary and necessary business expenses incurred in connection with their service as directors. As part of the Company’s consulting agreement with Mr. Jobanputra, he is entitled to receive 750,000 stock options at an exercise price of $1.50, which shall be granted pursuant to the Company’s equity compensation plan.

Compensation Committee

      The Company does not have a compensation committee or other committee performing similar functions. However, the full board reviews the efforts of its executive management and determines the compensation and the number, if any of options to be granted to an executive based upon its evaluation of the executive’s performance.

Executive Compensation

      The following summary compensation table sets forth the aggregate compensation paid or accrued by us to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the year ended December 31 2003 (collectively, the “named executive officers”) for services during the fiscal years ended December 31, 2003, 2002 and 2001.

Summary Compensation Table

		Annual Compensation

						Securities
				All Other		Underlying
Name and Principal Position	Year	Salary ($)		Compensation		Options

Anthony Dean-Smith	2003	136,964			(c)
Chairman(1)	2002	0	(c)		(c)	2,500,000 (c)
	2001	38,032	(d)		(c)
Alan R. Rae	2003	250,000		66,320	(a)(b)
President and Chief	2002	172,806		2,767	(b)
Executive Officer(2)	2001	161,755				2,500,000 (d)
David L. Koontz	2003	177,500		13,356	(b)
Chief Financial Officer	2002	27,500		1,154	(b)
and Secretary(3)	2001	0

(a)	Mr. Rae received a one-time payment of $50,000 to defray relocation costs for his move from the United Kingdom to the U.S. in 2002. The amount was finalized and payment was made to Mr. Rae in 2003. The excess of this amount represents health and dental premiums paid on behalf of Mr. Rae and are more fully explained in footnote (b).

(b)	The Company pays monthly health and dental premiums for Mr. Rae and monthly health premiums for Mr. Koontz.

(c)	In 2001, Mr. Anthony Dean-Smith was given shares in AAE Technologies International Plc in lieu of salary for payment of his services as an officer. In 2002, Mr. Anthony Dean-Smith was given 2.5 million options on AAE Technologies International Plc common stock at an exercise price of GBP .04 per share as an incentive for Mr. Anthony Dean Smith to remain with the Company. In addition, in 2003, the Board agreed to reduce the exercise price on the 2.5 million previously granted options held by Mr. Anthony Dean-Smith from GBP .04 to GBP.026.

(d)	In connection with the July 15, 2003 transaction between DVI and AAE Technologies International Plc, Mrs. Victoria Rae exercised options to acquire 2.5 million shares of AAE Technologies International Plc. at a total cost of $224,000. Mrs. Rae had previously received these options from Mr. Rae by way of a gift of his interest in these options to her in 2001. Mr. Rae had acquired these options in connection with a share rights offering in 2001. Under the terms of the options held by Mrs. Rae, the options were to expire, if not exercised prior to the July 15, 2003 change of control transaction.

(1)	During 2003, Anthony Dean-Smith was the Chief Executive Officer of AAE Technologies International, plc, and since July 15, 2003 is the Chairman of the Company.

(2)	During 2003, Alan R. Rae was the Chief Operating Officer of AAE Technologies International Plc, and since July 15, 2003 is the President and Chief Executive Officer of the Company.

(3)	Prior to July 15, 2003, David L. Koontz was the Chief Financial Officer of O2Diesel, Inc., and since July 15, 2003 is the Chief Financial Officer and Secretary of the Company.

Options Exercised During 2003

      The following summary option table sets for the options exercised in the last fiscal year.

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	Money Options/SARs
	Acquired	Value	Options/SARS at FY End	In the Money at FY End
Name	on Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

Anthony Dean-Smith	2,500,000 (a)	$711,906	N/A	N/A

(a)	In connection with the July 15, 2003 transaction between DVI and AAE Technologies International Plc, Mr. Dean-Smith exercised options to acquire 2.5 million shares of AAE Technologies International Plc. Under the terms of the options held by Mr. Dean-Smith, the options were to expire, if not exercised prior to the July 15, 2003 change of control transaction.

      The named executive officers did not receive any options during the year ended December 31, 2003 and did not own any options as of December 31, 2003.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      In July 2003, the Company entered into an Employment Agreement with Alan R. Rae, to serve as our President and Chief Executive Officer. Pursuant to the Employment Agreement, Mr. Rae is entitled to an annual base salary of $254,000 per year and is eligible to receive an annual bonus, at the discretion of the Board, of 100% of his base salary. He is also entitled to reimbursement for health and dental insurance premiums and a car allowance of $1,000 per month. Pursuant to the agreement, the Company shall grant Mr. Rae 1,500,000 stock options at an exercise price of $1.50 per share, which will be granted pursuant to the Company’s equity compensation plan, once it is approved by the Company’s shareholders. The agreement continues in effect until terminated by either Mr. Rae or the Company by written notice or upon the death or disability (as defined in the agreement) of Mr. Rae. If the Agreement is terminated by disability, Mr. Rae is entitled to receive his salary until he begins to receive disability benefits, to receive a prorated portion of any bonus he would otherwise have been entitled to and to be paid for any accrued but unused vacation. If the agreement is terminated by the Company without cause (as defined in the agreement), Mr. Rae is entitled to receive his base salary and reimbursement for health and dental insurance premiums for a period of 15 months, to be paid for any unused vacation time, and to be reimbursed for expenses in connection with his and his family’s repatriation to the United Kingdom. In addition, Mr. Rae would be entitled to a prorated portion of any bonus to which he otherwise would have been entitled based on performance through the calendar quarter in which the termination occurred, and any unvested options will vest immediately.

      Upon a change of control, as defined in the agreement, all of Mr. Rae’s outstanding options will vest immediately. The agreement also provides that any inventions (as defined in the agreement) discovered by Mr. Rae in the course of his service to the Company shall be the property of the Company, and contains confidentiality, non-disparagement and non-competition provisions.

      The Company has also entered into an Employment Agreement with David L. Koontz in July 2003, to serve as our Chief Financial Officer. The terms of Mr. Koontz’ Employment Agreement are substantially similar to the terms of Mr. Rae’s Employment Agreement, as described above, except that Mr. Koontz is entitled to an annual base salary of $200,000 per year and 600,000 stock options.

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO OUR BYLAWS

TO INCREASE THE MAXIMUM SIZE OF OUR BOARD OF DIRECTORS
TO 9 MEMBERS FROM 6 MEMBERS

      Our current Articles of Incorporation and Bylaws contain a provision that requires our Board of Directors to have a minimum of one member and a maximum of six members. We propose to amend this provision to increase the maximum to nine members. We do not propose to change the minimum size provision. Accordingly, if this proposed amendment is approved, our Board of Directors would be required to have no fewer than one and no more than nine members. The precise size of the board, within those limits, would continue to be determined by the Board of Directors.

      Currently, the Company is considered a small business issuer for the purposes of AMEX regulations. As a small business issuer, the Company is not required to have a majority of independent directors on its Board and all independent directors on certain committees. However, as of July 31, 2005, AMEX regulations will require small business issuers to have a majority of independent directors on its board and all independent directors on certain committees. Thus, the Company will need to expand the size of the board to no more than nine members in light of these regulations for independent directors. Even though the Company is not required to have a majority of independent directors until July 31, 2005, the Company would like to fill all of these seats before the end of the year with independent directors and become compliant with this regulation by December 31, 2004.

      Taking these factors into account, the Board believes it will need the flexibility to increase its board size beyond the current six-member limit to comply with AMEX regulations. The Board believes that a size of between one and nine members would adequately serve the needs of the Company for the foreseeable future.

Recommendation of the Board of Directors

      The Board of Directors recommends that you vote “FOR” the amendment to Bylaws. All parties’ proxies executed and returned will be voted “FOR” for the amendment to Bylaws unless the proxy specifies otherwise.

PROPOSAL 3 — PROPOSAL TO CHANGE OUR STATE OF INCORPORATION

FROM WASHINGTON TO DELAWARE

      We are seeking your approval to change our state of incorporation from Washington to Delaware (the “Reincorporation”). Our Board of Directors has approved the Reincorporation, which, if approved by our shareholders, will be accomplished by merging O2Diesel Corporation with and into our newly formed, wholly-owned Delaware subsidiary, O2Diesel Delaware Corporation (“O2Diesel Delaware”). Upon effectiveness of the merger, O2Diesel Delaware’s name will be changed to O2Diesel Corporation. For the reasons set forth below, our Board of Directors believes that the best interests of our shareholders will be served by the Reincorporation. The proposal to change our state of incorporation does not give our shareholders dissenters’ or appraisal rights under Washington law.

Principal Reasons for the Reincorporation

      For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, the Delaware General Corporation Law (“DGCL”) has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining the DGCL, including legal principles applicable to measures that may be taken by a corporation and the conduct of its board of directors under the business judgment rule. Accordingly, we believe the Reincorporation will be beneficial to O2Diesel because the DGCL is more predictable and the Delaware legislature and courts are more responsive to the needs of corporations organized under Delaware’s jurisdiction. For these reasons, many United States corporations have chosen Delaware as their state of incorporation or subsequently have changed their corporate domicile to Delaware in a manner similar to the proposed Reincorporation.

Agreement and Plan of Merger

      We will merge with and into O2Diesel Delaware pursuant to the terms of an Agreement and Plan of Merger (“Plan of Merger”) attached to this proxy statement as Appendix C.

Common Stock

      Upon the completion of the merger, the owner of each outstanding share of our Common Stock will automatically own one share of Common Stock of O2Diesel Delaware. Each outstanding certificate representing a share of our Common Stock will continue to represent the same number of shares of Common Stock in O2Diesel Delaware. It will not be necessary for you to exchange your existing stock certificates for new certificates. Following the merger, O2Diesel Delaware’s Common Stock will be listed on AMEX.

Series A Preferred Stock

      Upon the completion of the merger, the owner of each outstanding share of our Series A Preferred Stock will automatically own one share of Series A Preferred Stock of O2Diesel Delaware. Each outstanding certificate representing a share of our Series A Preferred Stock will continue to represent the same number of shares of Series A Preferred Stock in O2Diesel Delaware. It will not be necessary for you to exchange your existing stock certificates for new certificates.

Series B Preferred Stock

      Upon the completion of the merger, the owner of each outstanding share of our Series B Preferred Stock will automatically own one share of Series B Preferred Stock of O2Diesel Delaware. Each outstanding certificate representing a share of our Series B Preferred Stock will continue to represent the same number of shares of Series B Preferred Stock in O2Diesel Delaware. It will not be necessary for you to exchange your existing stock certificates for new certificates.

      Pursuant to the Plan of Merger, O2Diesel Delaware’s certificate of incorporation and bylaws will be the certificate of incorporation and bylaws of the surviving corporation, except that, upon the effectiveness of the merger, O2Diesel Delaware’s name will be changed to O2Diesel Corporation.

Effect of Reincorporation

      The Reincorporation will effect a change in our legal domicile and other changes of a legal nature, the most significant of which are described in this proxy statement. The Reincorporation, however, will not result in any change in our name, business or management, the location of our principal executive offices, assets, liabilities, net worth or accounting practices.

      In addition, as part of the Reincorporation, O2Diesel Delaware will assume all of our liabilities and obligations, including those under all of our outstanding stock options, warrants, purchase rights and existing stock option plans. If the Reincorporation is approved, any outstanding options, warrants and purchase rights issued outside of any plan, will be exercisable for shares of O2Diesel Delaware common stock. We expect to continue all other employee benefit plans and arrangements without material change.

Effective Time of the Reincorporation

      Subject to the terms and conditions of the Reincorporation, we intend to file, as soon as practicable after the adoption and approval of the Plan of Merger by our shareholders, appropriate merger documents with the

Washington Secretary of State and the Delaware Secretary of State. The Reincorporation will become effective at the time the last of such filings is completed. We presently contemplate that such filings will be made on or about August 30, 2004. The Plan of Merger, however, provides that the merger may be abandoned or amended by our Board of Directors prior to the effective time either before or after shareholder approval. The Plan of Merger, however, may not be amended after shareholder approval if such amendment would have a material adverse effect on the rights of such shareholders or violate applicable law.

Certain Differences in Corporate Law and Corporate Charters

      Upon consummation of the Reincorporation, our shareholders will become stockholders of O2Diesel Delaware. The rights of our shareholders will cease to be defined and governed by the Washington Business Corporation Act (“WBCA”), and instead will be defined and governed by the DGCL. In addition, upon the consummation of the Reincorporation, the rights of our shareholders will no longer be defined and governed by our articles of incorporation and bylaws. Instead, the rights of our shareholders will be defined and governed by O2Diesel Delaware’s certificate of incorporation and bylaws. Although the rights and privileges of shareholders of a Washington corporation in many instances are similar to those of stockholders of a Delaware corporation, there are certain differences. The differences, described below, arise from differences between Washington and Delaware law, between the WBCA and the DGCL and between our Articles of Incorporation and Bylaws and O2Diesel Delaware’s Certificate of Incorporation and Bylaws.

Amendment to Our Articles of Incorporation and O2Diesel Delaware’s Certificate of Incorporation

      The WBCA authorizes a corporation’s board of directors to make various changes to its articles of incorporation without shareholder approval. These include changes to the corporate name, the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation’s own shares and to eliminate provisions with respect to par value of its shares. Otherwise, amendments to a corporation’s articles of incorporation must be recommended to the shareholders by the board of directors, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation. Such amendment then must, for public companies, be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment, unless a higher proportion is specified in the articles of incorporation, by the board of directors as a condition to its recommendation or by provisions of the WBCA.

      Under the DGCL, all amendments to a corporation’s certificate of incorporation require the approval of stockholders holding a majority of the voting power of the corporation unless a higher proportion is specified in the certificate of incorporation. O2Diesel Delaware’s Certificate of Incorporation does not specify a higher proportion.

Anti-Takeover Protections

      Washington law prohibits a “target corporation,” with certain exceptions, from engaging in certain “significant business transactions” (such as a merger, certain asset sales or issuance of additional shares) with an “acquiring person” who acquires more than ten percent (10%) of the voting securities of a target corporation for a period of five (5) years after such acquisition, unless the transaction or the initial acquisition of shares is approved by a majority of the members of the target corporation’s board of directors prior to the date of share acquisition that resulted in the acquiring person owning more than ten percent (10%) of the voting securities of the target corporation. For a Washington corporation to be covered by this provision of the WBCA, it must have a class of voting shares registered with the SEC under certain provisions of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Because our common stock is so registered, as a Washington corporation, we are covered by such provisions. For a foreign corporation to be covered by these provisions, however, among other requirements, it must have, together with all of its subsidiaries, at least $50 million of tangible assets in Washington State. Because we do not meet this test, O2Diesel Delaware will not be covered by such provisions.

      Except under certain circumstances, Section 203 of the DGCL prohibits a “business combination” between the corporation and an “interested stockholder” within three (3) years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a person or group that directly or indirectly controls, or has the right to acquire or control, the voting or disposition of fifteen percent (15%) or more of the outstanding voting stock of, or is an affiliate or associate of, the corporation and was the owner of fifteen percent (15%) or more of such voting stock at any time within the previous three (3) years. A “business combination” is defined broadly to include, among other things, (i) mergers and sales or other dispositions of ten percent (10%) or more of the assets of a corporation with or to an interested stockholder; (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries; (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder; and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

      Under Section 203 of the DGCL, a business combination between a corporation and an interested stockholder is prohibited unless (i) prior to the date the person became an interested stockholder, the board of directors approves either the business combination or the transaction which results in the person becoming an interested stockholder; (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer); or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

      These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 of the DGCL; or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203 of the DGCL, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote. Such an amendment, however, generally will not be effective until 12 months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption. O2Diesel Delaware has not elected to take itself outside of the coverage of Section 203 of the DGCL.

      We are not aware of any specific effort by any party to assume control of O2Diesel. Because the WBCA includes provisions affecting acquisitions and business combinations, the possibility that Section 203 of the DGCL may impede the accomplishment of mergers with, or the assumption of control of, O2Diesel is not among the principal reasons for the Reincorporation.

Mergers, Acquisitions and Other Transactions

      Under the WBCA, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher proportion is specified in the articles of incorporation.

      The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.

      Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger. The certificate of incorporation of O2Diesel Delaware does not make any provision with respect to such mergers.

Shareholder Action Without a Meeting

      Under the WBCA, action without a meeting by shareholders of corporations that are public companies may be taken only if written consents setting forth such action are signed by holders of all of the outstanding shares entitled to vote thereon. The DGCL, however, authorizes action without a meeting by stockholders of any corporation if consents are received from holders of the minimum number of shares necessary to approve the action.

Class Voting

      Under the WBCA, a corporation’s articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Our articles of incorporation provide that all common stock votes together as a single class. Under the WBCA, a corporation’s articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.

      The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Transactions with Officers and Directors

      The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case no fewer than two (2) qualified directors; (ii) it is approved by a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

      The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Appraisal or Dissenters’ Rights

      Under the WBCA, a shareholder is entitled to dissent and, upon demand of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation and amendments to the corporation’s articles of incorporation that materially and adversely affect shareholder rights.

      Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation’s certificate of incorporation. Even in the event of such mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights if (i) the shares of the corporation are listed on a national securities exchange or designated as a “National Market System” security or held of record by more than 2,000 stockholders (as long as in the merger the stockholders receive shares of the surviving corporation or any other corporation whose shares are listed on a national securities exchange, designated as a National Market System security, or held of record by more than 2,000 stockholders); or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger under the DGCL. Our common stock is listed on AMEX and, therefore, following the Reincorporation, stockholders of O2Diesel Delaware will have statutory appraisal rights under the DGCL in such mergers as they would under the WBCA.

Limitation of Liability for Directors

      The WBCA provides that a corporation’s articles of incorporation may include a provision that prospectively eliminates or limits, to a degree not inconsistent with the law, the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director. The provision, however, may not eliminate or limit liability of a director for acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. Our articles of incorporation include limitation of liability to the fullest extent permitted by Washington law.

      Under the DGCL, a corporation may adopt a provision in its certificate of incorporation that prospectively eliminates or limits, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of the director’s fiduciary duty as a director. Under the DGCL, however, a corporation is not allowed to eliminate or limit director monetary liability for (i) breaches of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) unlawful dividends, stock repurchases or redemptions; or (iv) transactions from which the director received an improper personal benefit. The O2Diesel Delaware certificate of incorporation eliminates the liability of directors to the fullest extent permissible under Delaware law.

Indemnification of Directors and Officers

      Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of (i) acts or omissions of the directors finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of the director finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled.

      Under the WBCA a corporation may indemnify the reasonable expenses of an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding for the individual’s reasonable expenses incurred in connection with the proceeding if the individual acted in good faith, and, in the case of conduct in the individual’s official capacity, he or she reasonably believed his or her conduct was in the best interests of the corporation (in all other cases, the individual must have reasonably believed that the conduct was not opposed to the corporation’s best interests). In the case of a criminal proceeding, the individual must have had no reasonable cause to believe the conduct was unlawful. A corporation may not indemnify a director if the director is adjudged liable to the corporation, or the director is adjudged liable for receiving improper personal benefit in an action charging the same. Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Washington law.

      Under the DGCL, a corporation may not indemnify any director, officer, employee or agent made or threatened to be made party to any threatened, pending or completed proceeding unless such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. The DGCL also establishes several mandatory rules for indemnification. In the case of a proceeding by or in the right of the corporation to procure a judgment in its favor (e.g., a stockholder derivative suit), a corporation may indemnify an officer, director, employee or agent if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. No person, however, adjudged to be liable to the corporation may be indemnified unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court deems proper. A director, officer, employee, or agent who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses incurred therein, including attorneys’ fees. O2Diesel Delaware’s charter documents provide for mandatory indemnification of its officers and directors and certain other persons to the fullest extent permissible under the DGCL.

Cumulative Voting for Directors

      Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors. O2Diesel’s Articles of Incorporation do not permit cumulative voting.

      Delaware law permits cumulative voting if provided in the certificate of incorporation. O2Diesel Delaware’s Certificate of Incorporation does not provide for cumulative voting rights.

Removal of Directors

      Under Washington law, the shareholders may remove one or more directors with or without cause but only at a special meeting called for the purpose of removing the director. If a director is elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares may participate in the vote to remove the director. Where cumulative voting is permitted, if less than the entire board is to be removed, no director may be removed if the number of votes sufficient to elect the director under cumulative voting is voted against the director’s removal.

      Under Delaware law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that, in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors. Additionally, in the case of a corporation that has a staggered board, no director may be removed without cause.

Preemptive Rights

      Under Washington law, a shareholder possesses preemptive rights unless such rights are specifically denied in the articles of incorporation. O2Diesel’s Articles of Incorporation states shareholders do not have any preemptive rights.

      Under Delaware law, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. O2Diesel Delaware’s Certificate of Incorporation does not provide for preemptive rights.

Dividend Sources

      Under Washington law, a board of directors may authorize a corporation to make distributions to its shareholders subject to any restrictions imposed by the articles of incorporation, provided that no distribution may be made if after giving it effect (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. O2Diesel’s Articles of Incorporation do not provide additional requirements regarding the distribution of dividends.

      Under Delaware law, a board of directors may authorize a corporation to make distributions to its stockholders, subject to any restrictions in its certificate of incorporation, either (i) out of surplus; or (ii) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Under Delaware law, no distribution out of net profits is permitted, however, if the corporation’s capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such deficiency has been repaired. O2Diesel Delaware’s Certificate of Incorporation does not provide additional requirements regarding the distribution of dividends.

Duration of Proxies

      Under Washington law, no proxy is valid for more than eleven months unless a longer period is expressly provided in the proxy.

      Generally, under Delaware law, no proxy is valid for more than three years after its date unless otherwise provided in the proxy.

Other Differences in Charter Documents

      O2Diesel Delaware’s certificate of incorporation and bylaws differ from our articles of incorporation and bylaws in other aspects. These differences generally are reflective of technical differences between Delaware and Washington law and a policy decision not to include provisions which are adequately covered by statute or not required to be included in such charter documents. None of these provisions, however, are expected to have a material effect on the governance of O2Diesel.

Tax Consequences

      The following is a discussion of certain federal income tax considerations that may be relevant to holders of O2Diesel common stock, who will receive O2Diesel Delaware common stock in exchange for their O2Diesel common stock as a result of the Reincorporation. The discussion does not address all of the federal income tax consequences of the Reincorporation that may be relevant to particular O2Diesel shareholders, such as dealers in securities, or those O2Diesel shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire O2Diesel common stock. Furthermore, no other federal tax considerations and no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION,

INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

      The Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following federal income tax consequences:

(a) No gain or loss will be recognized by holders of O2Diesel common stock upon receipt of O2Diesel Delaware common stock pursuant to the Reincorporation;

(b) The aggregate tax basis of the O2Diesel Delaware common stock received by each shareholder in the Reincorporation will equal the aggregate tax basis of the O2Diesel common stock surrendered in exchange therefor;

(c) The holding period of the O2Diesel Delaware common stock received by each shareholder of O2Diesel will include the period during which such shareholder held the O2Diesel common stock surrendered in exchange therefor, provided that such O2Diesel common stock was held by the shareholder as a capital asset at the time of the Reincorporation; and

(d) No gain or loss will be recognized by O2Diesel or O2Diesel Delaware in connection with the Reincorporation.

      The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code. The Company believes that such a ruling and opinion are unnecessary and would add unneeded cost and delay because it knows of no reason why the IRS should challenge the described income tax consequences of the Reincorporation. However, a successful IRS challenge to the reorganization status of the Reincorporation would result in material adverse tax consequences to O2Diesel, and in a shareholder recognizing gain or loss with respect to each share of O2Diesel common stock exchanged in the Reincorporation.

Recommendation of the Board of Directors

      The Board of Directors recommends that you vote “FOR” reincorporation. All parties’ proxies executed and returned will be voted “FOR” for reincorporation unless the proxy specifies otherwise.

PROPOSAL 4 — ADOPTION OF THE O2DIESEL 2004 STOCK INCENTIVE PLAN

General

      The Company is asking the shareholders to approve the O2Diesel Corporation 2004 Stock Incentive Plan (the “Plan”), the material terms of which are more fully described below. The Board of Directors approved the Plan on February 24, 2004, subject to the shareholder approval solicited by this proxy statement. The purpose of the Plan is to assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors and consultants and independent contractors who serve the Company and its affiliates by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of the shareholders of the Company.

Description of the Plan

      The Plan permits the grant of Options, Rights, Restricted Stock, Incentive Shares, Performance Awards and Dividend Equivalents (each, an “Award”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the Plan, a copy of which is attached hereto as Appendix D. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

      All employees, non-employee directors, and consultants and independent contractors of the Company and its affiliates (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. As of June 1, 2004, the number of employees eligible to participate in the Plan was 20, the number of consultants and independent contractors eligible to participate in the Plan was 8, and the number of non-employee directors eligible to participate in the Plan was 4.

Administration

      The Plan is administered by the Compensation Committee of the Board of Directors, unless the Board of Directors appoints another committee or person(s) for such purpose. If no such appointment is in effect at any time, the committee shall mean the Board (the “Committee”). The Committee has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (each a “Participant”) and the terms of all Awards under the Plan. Subject to the provisions of the Plan, the Committee has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

      The maximum number of shares of Common Stock that may be issued under the Plan is 5,787,548, plus the number of shares delivered to the Company as payment for the exercise price of Options granted under the Plan. If any shares of Restricted Stock are forfeited, or if any Award terminates (other than by virtue of the exercise of a Related Option or Related Right), expires or is settled without all or a portion of the shares of Common Stock covered by the Award being issued, such shares will again be available for the grant of additional Awards. Further, if an Option is surrendered pursuant to a “net issuance” as described below, the number of shares covered by the surrendered Option, reduced by the number of shares of Common Stock issued pursuant to the net issuance, will be available for the grant of additional Awards.

Options

      The Plan authorizes the grant of Nonstatutory Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Internal Revenue Code and may be granted only to Section 422 Employees. Nonstatutory Stock Options are stock options that do not satisfy the requirements of Section 422 of Code. The exercise of an Option permits the Participant to purchase shares of Common Stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the Committee shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the Committee, subject to the terms of the Plan. The per share exercise price of Incentive Stock Options granted under the Plan may not be less than the fair market value (110% of the fair market value in the case of a Ten-Percent Stockholder) per share on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the Committee, except that no Option may be exercised more than ten (10) years (five (5) years in the case of a Ten-Percent Stockholder) after its date of grant. The Committee may permit the exercise of an Option on a “net issuance” basis pursuant to which the Participant surrenders an Option and receives in exchange shares of Common Stock with a fair market value on the date of surrender equal to the difference between (i) the fair market value of the shares subject to the surrendered Option, and (ii) the exercise price of the surrendered Option. The Committee may condition the grant or vesting of an Option on the achievement of one or more Performance Goals, as described below.

Rights (Stock Appreciation Rights)

      The Plan authorizes the Committee to grant Rights that are either related or unrelated to an Option granted under the Plan. A Right entitles the Participant upon exercise to receive cash, shares of Common Stock, or a combination thereof, having a value equal to the appreciation in the fair market value of the shares covered by the Right from the date of grant of the Right (or, if the Right relates to an Option, the date of grant of the related Option). The period during which a Right may be exercised is determined by the Committee, except that a Right may not be exercised more than ten (10) years after its date of grant or the expiration of the option to which it relates.

Restricted Stock Awards

      The Plan authorizes the Committee to grant Restricted Stock Awards. Shares of Common Stock covered by a Restricted Stock Award are restricted against transfer and subject to forfeiture and such other terms and conditions as the Committee determines. Such terms and conditions may provide, in the discretion of the Committee, for the vesting of awards of Restricted Stock to be contingent upon the achievement of one or more Performance Goals, as described below.

Incentive Shares

      Incentive Share Awards granted under the Plan are contingent awards of Common Stock. Pursuant to such Awards, shares of Common Stock are issued subject to such terms and conditions as the Committee deems appropriate, including terms that condition the issuance of the shares upon the achievement of one or more Performance Goals, as described below. Unlike in the case of awards of Restricted Stock, shares of Common Stock are not issued immediately upon the award of Incentive Shares, but instead shares of Common Stock are issued upon the satisfaction of such terms and conditions as the Committee may specify, including the achievement of Performance Goals.

Performance Awards

      The Plan authorizes the grant of Performance Awards. Performance Awards provide for shares of Common Stock or a combination thereof contingent upon the attainment of one or more Performance Goals (described below) established by the Committee.

Dividends and Dividend Equivalents

      The terms of an Award may, at the Committee’s discretion, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock covered by the Award. Such payments may either be made currently or credited to any account established for the Participant, and may be settled in cash or shares of Common Stock.

Performance Goals

      The terms and conditions of an Award may provide for the grant, vesting or payment of the Award to be contingent upon the achievement of one or more specified Performance Goals established by the Committee. For this purpose, “Performance Goals” means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to an Eligible Person or the department, branch, affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more affiliates, or the Company and one or more affiliates, and may cover such period as may be specified by the Committee.

Capital Adjustments

      If the outstanding Common Stock of the Company changes as a result of a stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation or the like, the Committee may in its discretion substitute or adjust: (a) the number and class of securities subject to outstanding Awards, (b) the consideration to be received upon exercise or payment of an Award, (c) the exercise price of Options and base price of Rights that are not related to Options, and/or (d) the aggregate number and class of securities for which Awards may be granted under the Plan.

Transferability

      Except as otherwise provided in the agreement relating to an Award, Awards granted under the Plan may not be transferred, assigned, alienated or encumbered.

Termination and Amendment

      The Board of Directors may amend or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the Board of Directors may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

Modification of Awards

      The Committee may modify the terms of outstanding Awards; provided, however, that no modification of an Award may, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award. Notwithstanding the foregoing, the Committee may in its discretion cancel any Award in exchange for a cash payment equal to the fair value of the cancelled Award, calculated assuming such Award was fully vested at the time of cancellation.

Withholding

      The Company is generally required to withhold tax on the amount of income recognized by a Participant with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares of Common Stock otherwise issuable, or (c) delivery to the Company by the Participant of unencumbered shares of Common Stock.

Term of the Plan

      Unless sooner terminated by the Board of Directors, the Plan will terminate on February 24, 2014. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not, affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

      The following discussion briefly summarizes certain United States federal income tax aspects of Options, Rights, Restricted Stock, Incentive Shares and Performance Awards granted pursuant to the Plan. State, local and foreign tax consequences may differ.

      Incentive Stock Options. A Participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is a tax preference item for purposes of the alternative minimum tax. If a Participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonstatutory Stock Option, as described below.

      The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

      Nonstatutory Stock Options, Rights, Incentive Shares and Performance Awards. A Participant generally is not required to recognize income on the grant of a Nonstatutory Stock Option, Right, Incentive Share Award or Performance Award. Instead, ordinary income generally is required to be recognized on the date the Nonstatutory Stock Option or Right is exercised, or in the case of an Incentive Share Award or Performance Award, on the date of payment of such Award in cash and/or shares of Common Stock. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Nonstatutory Stock Option, an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price; (b) in the case of a Right, Incentive Share Award or Performance Award, the amount of cash and the fair market value of any shares of Common Stock received.

      Restricted Stock. Shares of Restricted Stock awarded under the Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award. Unless a Participant who is granted shares of Restricted Stock makes an election under Section 83(b) of the Code as described below, the Participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the substantial risk of forfeiture lapses, the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Restricted Stock on such date over the amount, if any, paid for such shares. If a Participant makes a Section 83(b) election to recognize ordinary income on the date the shares of Restricted Stock are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any to be paid for such shares. In such case, the Participant will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

      Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of Common Stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon such disposition.

      Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonstatutory Stock Option (including an Incentive Stock Option that is treated as a Nonstatutory Stock Option, as described above), a Right, a Performance Award, a Restricted Stock Award or Incentive Share Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

      Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a twenty percent (20%) excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the Committee may grant awards for which the vesting is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

      Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the grant of options and awards of restricted stock that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Securities Authorized for Issuance Under Equity Compensation Plans

      The Company did not have any equity compensation plans in place during the year ended December 31, 2003.

Recommendation of the Board of Directors

      The Board of Directors recommends that you vote “FOR” for adoption of the Plan. All proxies executed and returned will be voted “FOR” adoption unless the proxy specifies otherwise.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors recommends a vote for the ratification of the appointment of Ernst & Young LLP, Certified Public Accountants, as the Company’s independent auditors for the fiscal year ending December 31, 2004 (“Fiscal 2004”). The Board of Directors retained Ernst & Young LLP on February 5, 2004, and Ernst & Young LLP has no direct or indirect financial interest in the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Fees Paid

      Prior to retaining Ernst & Young, Cremin McCarthy & Company served as the Company’s auditors. During our fiscal years ended December 31, 2003 and 2002, Cremin McCarthy & Company provided services to us in the following categories and amounts:

Description	2003	2002

Audit Fees	$3,246	$34,152
Audit-Related Fees	$12,140	$0
Tax Fees	$0	$1,132
All Other Fees	$95,475	$0

      In the above table, in accordance with SEC definitions and rules:

•	“Audit fees” are fees paid to Cremin McCarthy & Company for professional services for the audit of our consolidated financial statements.

•	“Audit related fees” are for services by Cremin McCarthy & Company for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including the preparation of a GAAP footnote reconciling UK/ Irish GAAP to US GAAP.

•	“Tax fees” are fees primarily for tax compliance in connection with filing Irish income tax returns.

•	“All other fees” are fees billed by Cremin McCarthy & Company to us for any services not included in the first three categories, including the rendering of a “competent person opinion” in connection with the July 15, 2003 transaction and for services in preparing a long-form and short form report intended to be used as part of the Company’s plan to obtain a listing on the Alternative Investment Market of the London Stock Exchange.

      We did not pay any fees to Ernst & Young during the year ended December 31, 2003. We accrued $85,000 for audit-related and tax fees to Ernst & Young for the year-ended 2003.

Change in Accountants

      As a result of the July 15, 2003 transaction in which the Company acquired AAE Technologies International Plc, and the subsequent relocation of O2Diesel’s management from Canada to the United States, it became necessary to replace the principal accountants of both O2Diesel Corporation and AAE

Technologies International Plc. The former principal accountants for both companies were foreign accounting firms. O2Diesel’s former principal accountants, Manning Elliott, are based in Canada. Manning Elliott informed the Company that, because of existing SEC guidelines that are unique to Canadian firms, Manning Elliott could not render an opinion on the Company’s consolidated financial statements unless the management and control of the registrant remained in Canada. AAE Technologies International Plc’s former principal accountants, Cremin McCarthy & Company, are based in Dublin, Ireland and are not qualified to render opinions on financial statements prepared under U.S. GAAP. Both Manning Elliott and Cremin McCarthy resigned as the principal accountants of O2Diesel Corporation and AAE Technologies International Plc, respectively. Both firms provided a letter to the Company in which each firm affirmatively stated that their reports on each company’s respective financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of each company by their former principal accountants, each accounting firm also affirmatively declared that for the relevant periods, there were no disagreements for any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of either firm would have caused that firm to make reference to the matter in their report.

      The resignation of each firm of principal accountants was reported by the Company on a Form 8-K filed on February 4, 2004, and is incorporated herein by reference.

      On February 4, 2004, the Company’s Board of Directors approved the engagement of Ernst & Young LLP to audit and report on the 2003 consolidated financial statements of the Company as well as to review the Company’s financial information before we file our Form 10-KSB for 2003 and Forms 10-QSB for 2004.

Non-Audit Services

      The Board of Directors has considered the compatibility of non-audit services with the auditor’s independence. The Board of Directors pre-approves all audit and permissible non-audit services provided by our independent auditors.

Recommendation of the Board of Directors

      The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s auditors for fiscal 2004. All proxies executed and returned will be voted “FOR” ratification appointment of Ernst & Young LLP unless the proxy specifies otherwise.

REPORT OF THE BOARD IN ITS CAPACITY AS THE AUDIT COMMITTEE

      The Board of Directors has reviewed and discussed the Company’s audited consolidated financial statements with management and with the Company’s independent auditors.

      The Board has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61.

      The Board of Directors reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board. In addition, the Board of Directors has received from the Company’s auditors the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the auditors’ independence from management and has considered the compatibility of non-audit services (comprised of tax preparation services) with the auditors’ independence.

      The Board of Directors met with the independent auditors by telephonic conference, with management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The independent auditors afforded the Board, which they declined, an opportunity to meet without management present.

      In reliance on the reviews and discussions referred to above, the Board of Directors approved the audited consolidated financial statements included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC. On January 28, 2004, the Board of Directors also approved the selection of the Company’s independent auditors.

      By the Board of Directors acting as the Audit Committee:

Alan R. Rae	Karim Jobanputra
David L. Koontz	Hendrik Rethwilm
Anthony Dean Smith

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

      The following table sets forth certain information as of June 10, 2004, regarding the beneficial ownership of the Company’s common stock by (i) those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, (ii) each of the named executive officers, (iii) each director of the Company, and (iv) all current directors and executive officers as a group.

      Beneficial ownership is determined in accordance with SEC rules computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person.

      Except as indicated in the footnotes to this table, each stockholder named in the table below has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of ownership is based on 29,083,156 shares of Common Stock outstanding on June 10, 2004. None of the Company’s Directors, Officers or 5% shareholders own options currently exercisable within 60 days after June 10, 2004.

	Shares Directly and
Directors, Officers and 5% Shareholders	Beneficially Owned		Percent

Anthony Dean Smith	4,337,451	(a)	14.914%
100 Commerce Drive Suite 301 Newark, Delaware 19713
Alan R. Rae	1,519,022	(b)	5.223%
100 Commerce Drive Suite 301 Newark, Delaware 19713
David L. Koontz	90,512		0.311%
100 Commerce Drive Suite 301 Newark, Delaware 19713
Richard J. Roger	None		None
100 Commerce Drive Suite 301 Newark, Delaware 19713
Hendrik Rethwilm	None		None
100 Commerce Drive Suite 301 Newark, Delaware 19713
Karim Jobanputra	None		None
100 Commerce Drive Suite 301 Newark, Delaware 19713
All directors and officers as a group	5,946,985		20.448%

(a)	Mr. Anthony Dean-Smith owns directly 2,809,524 shares of the Company’s common stock. Mrs. Dean-Smith (spouse) directly owns 342,323 shares and Mr. Dean-Smith’s two adult sons each own 592,802 shares. Mr. Dean-Smith disclaims beneficial ownership of the shares held by his spouse and two adult sons.

(b)	A trust of which Mr. Rae is the beneficiary holds 819,787 shares, and Mrs. Victoria Rae, (spouse), owns 699,235 shares of the Company’s common stock. Mr. Rae disclaims beneficial ownership of the shares held by the trust to the extent that they are not attributable to his proportionate interest in the trust. Mr. Rae also disclaims beneficial ownership of the shares held by Victoria Rae.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed by such reporting persons.

      Based solely on our review of such forms furnished to the Company and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during fiscal 2003.

GENERAL MATTERS

      We have enclosed our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (and our audited consolidated financial statements for such fiscal year) with this proxy statement; however, the Annual Report on Form 10-KSB and the audited consolidated financial statements are not incorporated by reference into this proxy statement, do not constitute a part of the proxy soliciting material, and are not subject to the liabilities of Section 18 of the Exchange Act. You may request additional copies of the enclosed Annual Report on Form 10-KSB, without charge, by contacting: Investor Relations, O2Diesel Corporation, 100 Commerce Drive, Suite 301, Newark, Delaware 19713.

STOCKHOLDER PROPOSALS

      The annual meeting of stockholders for the fiscal year ending December 31, 2004 is expected to be held in June 2005 (the “Next Annual Meeting”). All proposals intended to be presented at the Next Annual Meeting must be received at the Company’s executive offices, which are located at 100 Executive Drive, Suite 301, Newark, Delaware, Attention: Corporate Secretary, no later than February 15, 2005, to receive consideration for inclusion in the Proxy Statement and form of proxy related to that meeting.

      Pursuant to the proxy rules under the Exchange Act, the Company’s stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Next Annual Meeting will be February 15, 2005. As to all such matters which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company’s proxy related to the Next Annual Meeting.

By Order of the Board of Directors,

ALAN R. RAE
President and Chief Executive Officer

July 7, 2004

25.1

APPENDIX A

O2DIESEL CORPORATION

AUDIT COMMITTEE CHARTER

Purpose of the Audit Committee

      The Audit Committee of O2Diesel Corporation (the “Company”) is established by the Board of Directors (the “Board”) to assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal controls and procedures.

Composition of the Audit Committee

      The Audit Committee shall be comprised of at least three Directors, two of whom shall be an Independent Director (as defined in Section 121 (as in effect immediately prior to December 1, 2003) of The American Stock Exchange Company Guide).

      The Board shall select one member of the Audit Committee as its chairperson.

Meetings of the Audit Committee

      The Audit Committee shall meet at least once every fiscal quarter, or more frequently if circumstances dictate. The Audit Committee should meet in executive session periodically, but at least annually, (i) separately with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately, and (ii) without management present. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Duties and Powers of the Audit Committee

      The Audit Committee’s primary responsibility is oversight. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and is responsible for maintaining appropriate accounting and financial reporting policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations relating to disclosures and financial reporting. The Company’s independent auditors shall report directly to the Audit Committee but are accountable to the Audit Committee and the Board, as representatives of the shareholders. The independent auditors are responsible for planning and executing a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to filing of each quarterly report and other procedures. In this regard the Audit Committee members are not, and do not represent themselves as performing the functions of, auditors or accountants.

      To carry out this oversight responsibility, the Audit Committee shall have the following duties and authority:

1. with respect to the independent auditors,

i. to directly appoint, retain, compensate, evaluate and terminate the independent auditors, including sole authority to approve all audit engagement fees and terms. The Audit Committee’s selection of independent auditors shall be submitted for shareholder approval;

ii. to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

iii. to review, at least annually, the qualifications, performance and independence of the independent auditor. In conducting such a review, the Audit Committee shall obtain and review a report prepared by the independent auditors, describing: (a) the independent auditors’ internal quality control procedures; (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or any inquiry or investigation by governmental or professional authorities, within the previous five (5) years, respecting any independent audits conducted by the independent auditors; and (c) all relationships between the independent auditors and the Company including a statement of the fees billed in each of the last two (2) fiscal years by category of service; and

iv. to ensure that rotation of the independent auditors’ audit partners satisfies applicable regulatory requirements and to set Company policies about hiring current or former employees of the independent auditors.

2. with respect to financial reporting principles and policies and internal controls and procedures,

i. to discuss with management and the independent auditors the scope of the annual audit and the annual audited financial statements and quarterly financial statements, as applicable, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and to discuss with the independent auditors the matters required to be discussed by Statement of Accounting Standards 61, as it may be modified or supplemented;

ii. to review any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls;

iii. to discuss the Company’s earnings announcements prior to release;

iv. to discuss with the independent auditors any difficulties the independent auditors encountered in the course of the audit, including any restrictions on the scope of their activities, difficulties accessing information and any significant disagreements with management;

v. to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls;

vi. to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

vii. to discuss with the Company’s legal counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

viii. to discuss the general types of financial information and earnings guidance provided to analysts and rating agencies;

ix. to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and

x. to review related party transactions involving the Company, other than those in the ordinary course of business.

3. with respect to reporting and recommendations,

i. to prepare any report or other disclosures required by the rules of the Securities Exchange Commission to be included in the Company’s annual proxy statement;

ii. to review this Charter at least annually and recommend any changes to the full Board;

iii. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters covered by this Charter and other matters as the Audit Committee may deem necessary or appropriate; and

iv. to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

4. In addition to the foregoing, the Audit Committee will perform such other functions as may be committed to it under the resolutions and other directives of the Board.

      In fulfilling his or her responsibility, each member of the Audit Committee is entitled to rely in good faith upon the Company’s records and upon information, opinions, reports or statements presented by any of the Company’s officers or employees, or by any other person as to matters the member reasonably believes are within such other persons professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. Each member of the Audit Committee also may rely in good faith upon actions taken by other committees of the Board as committed to such committees under the resolutions and other directives of the Board.

Delegation to Subcommittee

      The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. Any such delegation shall be by majority vote of the Audit Committee.

Resources and Authority of the Audit Committee

      The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management. The Company will provide appropriate funding to the Audit Committee to allow the Audit Committee to compensate the Company’s independent auditors, to compensate any advisors retained by the Audit Committee and to pay for ordinary administrative expenses of the Audit Committee.

THE FOREGOING AUDIT COMMITTEE CHARTER SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO ANY SUCH FILING.

APPENDIX B

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

      This Code of Business Conduct and Ethics (“Code”) has been adopted by the Board of Directors of O2Diesel Corporation (the “Board”), to set forth the high standards of ethical business conduct expected of all directors, officers, employees and consultants of O2Diesel Corporation (“O2Diesel”). The Code does not specify appropriate conduct for every person in every situation but is intended to assist in the identification of common and/or sensitive business situations where public trust and confidence might be compromised or a statutory or regulatory requirement violated and to set forth guidelines governing such situations.

      The Code is not a contract and does not create or describe any obligations of O2Diesel. This Code supplements but does not supplant those specific policies and procedures that may be adopted throughout O2Diesel.

      It is the responsibility of each director, officer, employee and consultants to become familiar with the provisions of this Code. All directors, officers, employees and consultants of O2Diesel are expected and required to act in full compliance with the Code at all times. Strict adherence to this Code is a condition of continued employment or affiliation with O2Diesel. Under no circumstances shall there be deviations or exceptions to this Code unless authorized in advance and in writing by the Corporate Secretary. However, deviations and exceptions for executive officers and directors will be authorized only by the Board and will be promptly disclosed as required by law or the Securities and Exchange Commission (“SEC”) or stock exchange regulation.

      This Code has been adopted to assist you in fulfilling your responsibilities at O2Diesel. If you have any questions concerning the Code, please contact the Corporate Secretary.

      1. Compliance with Laws, Rules and Regulations. Obeying the law, both in letter and in spirit, is the foundation on which O2Diesel’s ethical standards are built. All employees and directors must respect and obey the laws, rules and regulations applicable to our business and operations, including those regarding equal opportunity, harassment in the workplace, political activities, insider trading in securities and all applicable regulations . Although not all employees and directors are expected to know the details of all of these laws, rules and regulations, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

      As a representative of O2Diesel, you are expected to conduct both your business and personal affairs in accordance with the highest standards of honesty, ethics and integrity. If you have any legal or ethical questions about business you conduct for O2Diesel, please consult the Corporate Secretary.

      2. Conflicts of Interest. A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of O2Diesel. A conflict situation can arise when an employee, officer or director takes actions or has interests that conflict with or otherwise may make it difficult to perform his or her O2Diesel work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in O2Diesel.

      It is almost always a conflict of interest for a O2Diesel employee to work simultaneously for a competitor, customer or supplier. Employees are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf. Outside employment (of an employee) with even unrelated third parties other than these may still present conflicts of interest concerns if such employment interferes with job performance; any outside employment should be brought to the attention of your supervisor. Conflicts of interest are prohibited. Employees and directors should strive to avoid even the appearance of a conflict of interest. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with higher levels of management. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in Sections 14 and 16 of this Code.

      The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered, given, provided or accepted by any O2Diesel employee, director, agent or family member thereof unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a “kickback,” bribe or payoff, and (5) does not violate any laws or regulations. Please discuss with your supervisor any gifts or proposed gifts that you are not certain are appropriate.

      3. Insider Trading. Employees and directors who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business, and should refrain from trading while in possession of such information. All non-public information about O2Diesel should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. In order to assist with compliance with laws against insider trading, O2Diesel will adopt a specific policy governing employees’ and directors’ trading in securities of the Company and distribute to every employee and director. Any of your securities trading should be conducted in compliance with this policy. If you have any questions, please consult O2Diesel’s Corporate Secretary.

      4. Corporate Opportunities. Employees, officers and directors are prohibited from taking for themselves personally opportunities that are discovered through the use of corporate property, information or position without the consent of the Board of Directors. No employee may use corporate property, information, or position for improper personal gain, and no employee may compete with O2Diesel directly or indirectly. Employees, officers and directors owe a duty to O2Diesel to advance its legitimate interests when the opportunity to do so arises.

      5. Competition and Fair Dealing. We seek to outperform our competition fairly and honestly, and in compliance with all applicable laws, including antitrust laws. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, inducing past or present employees of other companies to disclose such proprietary, trade secret or other confidential information, and similar practices, are prohibited. Each employee should endeavor to respect the rights of and deal fairly with O2Diesel’s customers, suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

      Employees and directors are expected to fully comply with all applicable antitrust laws. To that end, you should never discuss business strategy or similar issues with competitors of O2Diesel. In addition, to avoid even the appearance of an improper agreement or understanding, communications with competitors should be kept to a minimum. There should be a legitimate business reason for any such communication.

      6. Equal Opportunity; Discrimination and Harassment. The diversity of O2Diesel’s employees is a tremendous asset. We are firmly committed, in compliance with applicable federal, state and local laws and O2Diesel’s policies, to providing equal opportunity in all aspects of employment and we will not tolerate any illegal discrimination or harassment of any kind. Decisions regarding employment, training, compensation and advancement will be made on the basis of qualification, merit and business needs, regardless of race, religion, sex, national origin, age, or other protected characteristic. Examples of impermissible harassment include derogatory comments based on sex, racial or ethnic characteristics, religion, national origin and similar characteristics, and unwelcome sexual advances.

      7. Health and Safety. O2Diesel strives to provide each employee with a safe and healthy work environment. Each employee is responsible for maintaining a safe and healthy workplace for all employees by following applicable safety and health laws, rules and regulations, by complying with O2Diesel’s health and safety policies and practices, and by reporting to a supervisor accidents, injuries and unsafe equipment, practices or conditions.

      Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.

      8. Record-Keeping. O2Diesel requires honest, accurate and complete recording and reporting of information in order to make responsible business decisions. For example, only the true and actual number of hours worked should be reported.

      Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or your controller.

      All of O2Diesel’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect O2Diesel’s transactions and must conform both to applicable legal and other requirements and to O2Diesel’s disclosure controls and procedures and system of internal controls. Financial records should, in addition, be maintained in accordance with generally accepted accounting principles.

      Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to O2Diesel’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult the O2Diesel’s Corporate Secretary.

      9. Confidentiality. In compliance with O2Diesel’s policies and procedures, employees and directors must maintain the confidentiality of confidential information entrusted to them by O2Diesel or its customers, even within O2Diesel, except when disclosure is authorized or required by law or regulation. Confidential information includes all non-public information that might be of use to competitors, or harmful to O2Diesel or its customers, if disclosed. It also includes non-public personal information and other confidential information that suppliers and customers have entrusted to us. The obligation to preserve confidential information continues even after employment ends. In connection with this obligation, every employee and director should have executed a confidentiality agreement when he or she began his or her employment with O2Diesel.

      Keep in mind that disclosure of confidential information can often be inadvertent. You should avoid, for example, discussing confidential information in elevators, restaurants, and other public places where your discussion can be overheard. You should also avoid participating in chat rooms and other online discussions regarding the performance of O2Diesel or its stock.

      10. Protection and Proper Use of Company Assets. All employees and directors should endeavor to protect O2Diesel’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on O2Diesel’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. O2Diesel equipment should not be used for non-O2Diesel business, though incidental personal use may be permitted. However, use of O2Diesel assets, time or property for personal or political activities is never permissible.

      The obligation of employees and directors to protect O2Diesel’s assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate O2Diesel policy. It could also be illegal and result in civil or even criminal penalties.

      11. Corporate Communications and SEC Filings.

      It is our policy to make full, fair, accurate, timely and understandable public disclosure of all information relating to O2Diesel as required by law and the SEC, or other rules and regulations, and/or business policy. In addition, it is our policy to comply with all securities and other laws that prohibit us from making “selective disclosures,” including SEC Regulation Fair Disclosure (“Regulation FD”). In order to ensure that all disclosures of company information, including but not limited to information relating to our financial performance, material contracts, and other information important to investors, regulators and the general public, are accurate and in full compliance with applicable laws and regulations, it is our policy that all such disclosures will be made only through specifically established channels. Unless you have been specifically authorized to do so, you are prohibited from discussing company affairs with securities analysts, media representatives, government officials, pension plan or similar fund administrators and other outside persons. If you are contacted by any such persons requesting any information about O2Diesel, even if such information is not proprietary or confidential, you should refer them to the Corporate Secretary or his or her designee designate.

      All employees are expected to comply with O2Diesel’s disclosure controls and procedures to ensure that material information relating to our company is timely recorded, processed, summarized, and reported in accordance with all applicable SEC and other rules and regulations. If the scope of your employment involves the reporting of material information, you will be trained in these controls and procedures. All employees are expected to report to their supervisor information they believe might be material about the company, but which they believe is not known at higher levels of the company.

      12. Payments to Government Personnel. The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. In compliance with O2Diesel policies, it is strictly prohibited to make illegal payments to government officials of any foreign country.

      In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate O2Diesel policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. No employee may confer any benefit on a government official (or on any family member or friend of the government official because of the official’s status) using O2Diesel funds or resources unless it is approved in advance by the O2Diesel’s Corporate Secretary and is lawful in the jurisdiction in which the official serves. The O2Diesel’s Corporate Secretary can provide guidance to you in this area.

      13. Political Activities. It is the policy of O2Diesel to comply with any laws regarding political contributions. Employees and directors must not make any political contribution in the name of O2Diesel or on our behalf without prior approval from the O2Diesel’s Corporate Secretary. This prohibition includes not only direct contributions to candidates, but also indirect assistance or support of candidates or political parties such as through the purchase of tickets to fund-raising events, the providing of any other goods, services or equipment to political parties or committees, or paying for advertisements and other campaign expenses.

      Political contributions or activities by employees and directors on their own behalf and time are, of course, permissible. Bear in mind that you will not be reimbursed directly or indirectly by O2Diesel for any political contribution or for the cost of attending any political event. In addition, employees and directors should not use O2Diesel facilities or assets for the benefit of any political party or candidate, including an employee or director individually running for office.

      14. Waivers of the Code of Business Conduct and Ethics. Any waivers of this Code must be made in writing by the Corporate Secretary. Any waivers of this Code for Executive Officers and Directors may be made only by the board of directors, and must be promptly disclosed to stockholders in accordance with SEC rules and regulations.

      15. Reporting any Violations of O2Diesel’s Policy or Illegal or Unethical Behavior. Employees and directors are required to report violations or suspected violations of this Code, other O2Diesel policies or any applicable law, regulatory requirement or other rule or regulation applicable to O2Diesel promptly after becoming aware of such violation or potential violation. Reports may be made to either a supervisor, manager or the O2Diesel’s Corporate Secretary. To the extent possible, your identity will be kept secret and your anonymity will be protected if the circumstances so warrant.

      Employees are encouraged to talk to supervisors, managers or other appropriate personnel if they have questions about the appropriateness of observed behavior and when in doubt about the best course of action in a particular situation. Employees are expected to cooperate in internal investigations of misconduct.

      It is the policy of O2Diesel not to allow retaliation of any kind for reports of misconduct by others made in good faith.

      16. Disciplinary Measures. Violations of the O2Diesel Code of Business Conduct and Ethics or other policies, or of applicable laws, rules and regulations, may result in disciplinary measures against the violator. Such measures, depending on the nature and severity of the violation, whether the violation was a single or repeated occurrence, and whether the violation appears to have been intentional or inadvertent, may include written notices to the individual involved, censure by the Board, demotion or re-assignment, suspension with or without pay or benefits and termination of employment.

      Disciplinary action will also apply to supervisors who, with respect to those employees reporting to them, know that prohibited conduct is contemplated by such employees and do nothing to prevent it, or know that prohibited conduct has been engaged in by such employees and fail to take appropriate corrective action. Supervisors may also be subject to disciplinary action for their failure to effectively monitor the actions of their subordinates.

      In addition, violations of legal and regulatory requirements may carry their own civil and criminal penalties, including fines and imprisonment.

CERTIFICATION

      I,                     , have read and understand the O2Diesel Corporation Code of Business Conduct and Ethics. I understand that the Corporate Secretary is available to answer any questions I have regarding the Code.

      Since June 29, 2004, or such shorter period of time that I have been a director, officer or employee for purposes of the Code, that I have complied with the O2Diesel Corporation Code of Business Conduct and Ethics.

      I will continue to comply with the Code of Business Conduct and Ethics for as long as I am subject to the Policy.

Signature:

Print name:

Date:

APPENDIX C

AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (hereinafter called the “Plan of Merger”) is made as of August      , 2004 by and between O2DIESEL CORPORATION, a Washington corporation (“O2Diesel”), and O2DIESEL DELAWARE CORPORATION, a Delaware corporation (“O2Diesel Delaware”). O2Diesel and O2Diesel Delaware are sometimes referred to as the “Corporations.”

      The authorized capital stock of O2Diesel consists of one hundred million (100,000,000) shares of Common Stock and twenty million (20,000,000) shares of Preferred Stock. The authorized capital stock of O2Diesel Delaware consists of one hundred million (100,000,000) shares of Common Stock and twenty million (20,000,000) shares of Preferred Stock.

      The directors of the Corporations deem it advisable and to the advantage of said corporations that O2Diesel merge into O2Diesel Delaware upon the terms and conditions herein provided.

      NOW, THEREFORE, the parties do hereby adopt the plan of merger encompassed by this Plan of Merger and do hereby agree that O2Diesel shall merge into O2Diesel Delaware on the following terms, conditions and other provisions:

I.	Terms and Conditions

      A. Merger. O2Diesel shall be merged with and into O2Diesel Delaware (the “Merger”), and O2Diesel Delaware shall be the surviving corporation (the “Surviving Corporation”), effective at the time on the day on which the Certificate of Merger in substantially the form attached hereto as Exhibit A is filed with and accepted by the Secretary of State of Washington and the Secretary of State of Delaware after satisfaction of the requirements of applicable law prerequisite to such filing (the “Effective Time”).

      B. Succession. At the Effective Time, O2Diesel Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of O2Diesel, except insofar as it may be continued by operation of law, shall be terminated and cease.

      C. Transfer of Assets and Liabilities. At the Effective Time, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Corporations; and all and singular rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, of each of the Corporations, and all debts due to each of the Corporations on whatever account, and all things in action or belonging to each of the Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Corporations, and the title to any real estate vested by deed or otherwise in either of the Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Corporations may be prosecuted to judgment as if the Merger had not taken place, except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

      D. Common Stock of O2Diesel and O2Diesel Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Corporations or their shareholders, (i) each share of Common Stock of O2Diesel issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Common Stock of O2Diesel Delaware; and (ii) each share of

Common Stock of O2Diesel Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

      E. Series A Preferred Stock of O2Diesel and O2Diesel Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Corporations or their shareholders, (i) each share of Series A Preferred Stock of O2Diesel issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Series A Preferred Stock of O2Diesel Delaware; and (ii) each share of Series A Preferred Stock of O2Diesel Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

      F. Series B Preferred Stock of O2Diesel and O2Diesel Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Corporations or their shareholders, (i) each share of Series B Preferred Stock of O2Diesel issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Preferred Stock of O2Diesel Delaware; and (ii) each share of Series B Preferred Stock of O2Diesel Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

      G. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of the Common Stock or Preferred Stock of O2Diesel shall be deemed for all purposes to evidence ownership of and to represent the shares of O2Diesel Delaware into which the shares of O2Diesel represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of O2Diesel Delaware evidenced by such outstanding certificate as above provided.

      H. Warrants of O2Diesel. At and after the Effective Time, the outstanding Warrants which prior to that time represented Warrants of O2Diesel shall be deemed for all purposes to evidence ownership of and to represent Warrants of the Surviving Corporation and shall be so registered on the books and records of the Surviving Corporation or its transfer agents.

      I. Options of O2Diesel. At the Effective Time, the Surviving Corporation will assume and continue any and all of O2Diesel’s employee benefit plans in effect at the Effective Time with respect to which employee options, rights or accrued benefits are outstanding and unexercised as of such date. Effective at the Effective Time, the Surviving Corporation shall continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger, and shall continue to reserve that number of shares of Common Stock of the Surviving Corporation with respect to each such employee benefit plan as was reserved by O2Diesel prior to the Effective Time with no other changes in the terms and conditions of such options.

II.	Charter Documents, Directors and Officers

      A. Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of O2Diesel Delaware in effect at the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, each as attached as Exhibit B and Exhibit C hereto, respectively.

      B. Directors. The directors of O2Diesel immediately preceding the Effective Time shall become the directors of the Surviving Corporation at and after the Effective Time to serve until the expiration of their terms and until their successors are elected and qualified.

      C. Officers. The officers of O2Diesel immediately preceding the Effective Time shall become the officers of the Surviving Corporation at and after the Effective Time to serve at the pleasure of its Board of Directors.

III.	Miscellaneous

      A. Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of O2Diesel such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of O2Diesel and otherwise to carry out the purposes of this Plan of Merger, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of O2Diesel or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      B. Amendment. At any time before or after approval by the shareholders of O2Diesel, this Plan of Merger may be amended in any manner (except that, after the approval of the Plan of Merger by the shareholders of O2Diesel, the principal terms may not be amended without the further approval of the shareholders of O2Diesel) as may be determined in the judgment of the respective Board of Directors of O2Diesel Delaware and O2Diesel to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger.

      C. Conditions to Merger. The obligation of the Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the shareholders of O2Diesel in accordance with Chapter 23B.11.030 of the Revised Code of Washington; and

(b) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of O2Diesel to be material to consummation of the Merger shall have been obtained.

      D. Abandonment or Deferral. At any time before the Effective Time, this Plan of Merger may be terminated and the Merger may be abandoned by the board of directors of either O2Diesel or O2Diesel Delaware or both, notwithstanding the approval of this Plan of Merger by the shareholders of O2Diesel or O2Diesel Delaware or the prior filing of this Plan of Merger with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the boards of directors of O2Diesel and O2Diesel Delaware, such action would be in the best interest of such corporations. In the event of termination of this Plan of Merger, this Plan of Merger shall become void and of no effect and there shall be no liability on the part of either Corporation or its board of directors or shareholders with respect thereto, except that O2Diesel shall pay all expenses incurred in connection with the Merger or in respect of this Plan of Merger or relating thereto.

      E. Tax-Free Reorganization. The Corporations intend that the Merger shall qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This Plan of Merger shall constitute a plan of reorganization within the meaning of Section 368(a) of the Code.

      F. Counterparts. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

      IN WITNESS WHEREOF, this Plan of Merger, having first been fully approved by the Board of Directors of O2Diesel and O2Diesel Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

O2DIESEL CORPORATION,
a Washington corporation

By:

Alan R. Rae
President and Chief Executive Officer

O2DIESEL DELAWARE CORPORATION,
a Delaware corporation

By:

President and Chief Executive Officer

EXHIBIT A TO AGREEMENT
AND PLAN OF MERGER

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING
O2DIESEL CORPORATION
WITH AND INTO
O2DIESEL DELAWARE CORPORATION

      O2Diesel Corporation, a corporation organized and existing under the laws of Washington (“O2Diesel Corporation”), does hereby certify that:

      FIRST: O2Diesel Corporation was incorporated on the 7th day of April 2000, pursuant to the Washington General Corporation Law.

      SECOND: O2Diesel Delaware Corporation (“O2Diesel Delaware”) was incorporated on the      day of August 2004, pursuant to the Delaware General Corporation Law.

      THIRD: O2Diesel owns of record and beneficially (i) at least 90% of the issued and outstanding shares of common stock, par value $0.0001 per share (the “O2Diesel Delaware Common Stock”), of O2Diesel Delaware, and (ii) all of the issued and outstanding shares of preferred stock of O2Diesel Delaware, consisting of Series A 0% Convertible Preferred Stock, and Series B 0% Convertible Preferred Stock, each having a par value of $0.0001 per share (collectively, the “O2Diesel Delaware Preferred Stock”).

      FOURTH: O2Diesel Delaware has no shares of capital stock issued or outstanding other than the O2Diesel Delaware Common Stock and O2Diesel Delaware Preferred Stock.

      FIFTH: O2Diesel Corporation, by the resolutions of its Board of Directors, as set forth in Exhibit A, duly adopted by the unanimous written consent of the members thereof, filed with the minutes of the Board of Directors, pursuant to RCW 22B.08.210 and RCW 23B.08.230, as of August      , 2004, determined to and, effective upon this Certificate of Ownership and Merger being filed with and accepted by the Secretary of State of Washington and the Secretary of State of Delaware, does merge O2Diesel Corporation with and into O2Diesel Delaware on the terms and conditions set forth in Exhibit 1 (the “Merger”) and are incorporated herein by this reference.

      SIXTH: The sole holder of all of the outstanding capital stock of O2Diesel Delaware has approved the Merger by written consent in lieu of a meeting pursuant to Section 228 of the Delaware General Corporation Law.

      SEVENTH: The Merger shall take effect upon the filing of this Certificate of Ownership and Merger with the Secretary of State of Delaware.

      EIGHTH: The Certificate of Incorporation of O2Diesel Delaware will be amended as set forth in Paragraph A.4 of Exhibit 1.

      IN WITNESS WHEREOF, said O2Diesel Corporation has caused this Certificate to be signed by its authorized officer, this      th day of August 2004.

O2DIESEL CORPORATION

By:

Name: Alan R. Rae

Title:	President and Chief Executive

Officer

EXHIBIT A TO CERTIFICATE OF MERGER

WRITTEN CONSENT OF THE DIRECTORS OF

O2DIESEL CORPORATION
RELATING TO THE MERGER OF
O2DIESEL CORPORATION
WITH AND INTO
O2DIESEL DELAWARE CORPORATION
August      , 2004

      The undersigned, being all of the directors of O2Diesel Corporation, a Delaware corporation (“O2Diesel”), do hereby consent to the taking of the following actions in lieu of a meeting of the Board of Directors of O2Diesel Corporation (“Board”) and do hereby adopt the following resolutions by unanimous written consent in lieu of meeting pursuant to RCW 22B.08.210 and RCW 23B.08.230:

      WHEREAS, O2Diesel Corporation is the legal and beneficial owner of at least 90% of the outstanding shares of common stock, par value $0.0001 per share (the “O2Diesel Delaware Common Stock”), of O2Diesel Delaware Corporation, a corporation incorporated under the laws of Delaware (“O2Diesel Delaware”));

      WHEREAS, the O2Diesel Delaware Common Stock are the only issued and outstanding classes and series of capital stock of O2Diesel Delaware;

      WHEREAS, the Board of O2Diesel Corporation has deemed that it is advisable and in the best interests of O2Diesel Corporation to merge O2Diesel with and into O2Diesel Delaware (the “Merger”), with O2Diesel Delaware as the surviving corporation in the Merger; and

      WHEREAS, the Merger will occur and have the effects as set forth on Exhibit 1;

      NOW, THEREFORE, BE IT RESOLVED, that effective upon the appropriate Certificate of Ownership and Merger embodying these resolutions is filed with and accepted by the Secretary of State of Washington and Secretary of State of Delaware (but subject to the approval of the sole stockholder of O2Diesel Delaware), O2Diesel, and it hereby does merge itself with and into O2Diesel Delaware, with O2Diesel Delaware as the surviving corporation that will assume all of O2Diesel’s obligations; and be it

      FURTHER RESOLVED, that the terms and conditions of the Merger shall be as set forth on Exhibit 1; and be it

      FURTHER RESOLVED, that the proposed Merger be submitted to the sole stockholder of O2Diesel Delaware and that upon the written consent of such stockholder, the proposed Merger shall be approved; and be it

      FURTHER RESOLVED, that O2Diesel, as the surviving corporation in the Merger, shall notify each stockholder of record of O2Diesel Delaware within ten (10) days after the effective date of the Merger of the Merger’s becoming effective and of such stockholder’s rights under Section 262 of the Delaware General Corporation Law; and be it

      FURTHER RESOLVED, that the President or the Chief Financial Officer of O2Diesel Corporation be and are hereby authorized and directed to make and execute a Certificate of Ownership and Merger, and to cause the same to be filed with the Secretary of State of the State of Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said Merger; and be it

      FURTHER RESOLVED, that all actions heretofore taken by any officer of the O2Diesel in connection with the transactions contemplated by the foregoing resolutions be, and they hereby are, approved, ratified and confirmed in all respects; and be it

      FURTHER RESOLVED, that the execution of this Written Consent may be executed by the Directors in any number of counterparts, all of which when executed and delivered shall have the force and effect of an original; and be it

      FURTHER RESOLVED, that the execution of this Written Consent and delivery thereof by facsimile signatures shall be sufficient for all purposes and shall be binding upon any party who so executes.

      [Remainder of page intentionally blank]

      IN WITNESS WHEREOF, the undersigned has executed this Written Consent as of the date first written above.

Richard Roger	Alan Rae

Anthony Dean-Smith	David Koontz

Karim Jobanputra	Hendrik Rethwilm

EXHIBIT 1

THE MERGER

      A. The Merger.

      1. At the Effective Time (as defined below), O2Diesel Delaware and the O2Diesel shall consummate the Merger pursuant to which (i) the O2Diesel shall be merged with and into O2Diesel Delaware (the “Merger”); (ii) O2Diesel Delaware shall be the surviving corporation (the “Surviving Corporation”); and (iii) O2Diesel Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of O2Diesel with all its rights privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects set forth in the Delaware General Corporation Law (“DGCL”). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of O2Diesel Delaware and the O2Diesel shall vest in the Surviving Corporation, and all debts, liabilities and duties of O2Diesel Delaware and the O2Diesel shall become the debts, liabilities and duties of the Surviving Corporation.

      2. The Certificate of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation, as amended in paragraph A.4 below and until thereafter amended as provided by law and such Certificate of Incorporation.

      3. The Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation, except as to the name of the Surviving Corporation, until thereafter amended as provided by law, the Certificate of Incorporation of the Surviving Corporation or such Bylaws.

      4. The Certificate of Incorporation of the Surviving Corporation is hereby amended as follows:

      FIRST: The name of the corporation is “O2Diesel Corporation”

      5. Subject to applicable law, the directors of the O2Diesel Corporation immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, and the officers of O2Diesel Corporation immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, in each case until their respective successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Certificate of Incorporation and Bylaws.

      B. Effective Time. The Merger shall become effective on the date and time on which the Certificate of Ownership and Merger has been duly filed with and accepted by the Secretary of State of the State of Washington and Secretary of State of Delaware (the “Merger Certificate”), and such date and time is referred to herein as the “Effective Time.”

      C. Conversion of Securities.

      1. Common Stock of O2Diesel and O2Diesel Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Corporations or their shareholders, (i) each share of Common Stock of O2Diesel issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Common Stock of O2Diesel Delaware; and (ii) each share of Common Stock of O2Diesel Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

      2. Series A Preferred Stock of O2Diesel and O2Diesel Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Corporations or their shareholders, (i) each share of Series a Preferred Stock of O2Diesel issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Series a Preferred Stock of O2Diesel Delaware; and (ii) each share of Series A Preferred Stock of O2Diesel Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

      3. Series B Preferred Stock of O2Diesel and O2Diesel Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Corporations or their shareholders, (i) each share of

Series B Preferred Stock of O2Diesel issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Preferred Stock of O2Diesel Delaware; and (ii) each share of Series B Preferred Stock of O2Diesel Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

      4. Warrants of O2Diesel. At and after the Effective Time, the outstanding Warrants which prior to that time represented Warrants of O2Diesel shall be deemed for all purposes to evidence ownership of and to represent Warrants of the Surviving Corporation and shall be so registered on the books and records of the Surviving Corporation or its transfer agents.

      5. Options of O2Diesel. At the Effective Time, the Surviving Corporation will assume and continue any and all of O2Diesel’s employee benefit plans in effect at the Effective Time with respect to which employee options, rights or accrued benefits are outstanding and unexercised as of such date. Effective at the Effective Time, the Surviving Corporation shall continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger, and shall continue to reserve that number of shares of Common Stock of the Surviving Corporation with respect to each such employee benefit plan as was reserved by O2Diesel prior to the Effective Time with no other changes in the terms and conditions of such options.

EXHIBIT B TO AGREEMENT
AND PLAN OF MERGER

CERTIFICATE OF INCORPORATION OF

O2DIESEL DELAWARE CORPORATION

      The undersigned, acting as incorporator of the above-named Corporation, adopts the following Certificate of Incorporation of such Corporation pursuant to the General Corporation Law of Delaware (“DGCL”).

ARTICLE I

      The name of the company is “O2Diesel Delaware Corporation” (the “Corporation”).

ARTICLE II

      The address, including street number and zip code, of the initial registered office of the Corporation and the name of its initial registered agent at such address is:

Corporation Service Company
2711 Centerville Road
Wilmington, Delaware 19808

ARTICLE III

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under DGCL.

ARTICLE IV

      The total number of shares that the Corporation is authorized to issue is 120,000,000, consisting of 100,000,000 shares of common stock having a par value of $0.0001 per share (“Common Stock”) and 20,000,000 shares of preferred stock having a par value of $0.0001 per share (“Preferred Stock”). The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

      4.1     Common Stock. The Common Stock shall be non-assessable and shall not have cumulative voting rights or pre-emptive rights.

      4.2     Preferred Stock. The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of this Certificate of Incorporation, as determined from time to time by the Board of Directors (the “Board” and each a “Director”) and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

DEFINITIONS

      For purposes of Section 4.3 and 4.4, the following definitions shall apply:

      “Change of Control” means the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Corporation.

      “Holder” or “Holders” means the holder of Preferred Stock.

      “Issuance Date” means the date of the Closing under the Series A Purchase Agreement (as defined below) with respect to the initial issuance of the Series A Preferred Stock (as herein defined) or the Series B Purchase Agreement (as defined below) with respect to the initial issuance of Series B Preferred Stock (as herein defined).

      “Per Share Market Value” of the Common Stock means on any particular date (a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or (c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser (as herein defined) selected in good faith by the Holders of a majority of the Series A Preferred Stock; provided, however, that the Corporation, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

      “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

      “Series A Purchase Agreement” means the Convertible Preferred Stock Purchase Agreement dated March 3, 2004, by and between the Corporation and the purchaser set forth in Schedule 1 thereto (the “Series A Purchaser”).

      “Series B Purchase Agreement” means the Convertible Preferred Stock Purchase Agreement, as amended, dated March 26, 2004, by and between the Corporation and the purchaser set forth in Schedule 1 thereto (the “Series B Purchaser”).

      “Trading Day” means (a) a day on which the Common Stock is quoted on the OTCBB or principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. (“NASD”), or (c) if the Common Stock is not quoted on the NASD, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

      4.3.     Series A Preferred Stock. Six hundred thousand (800,000) shares of Preferred Stock is designated as the Series A 0% Convertible Preferred Stock (the “Series A Preferred Stock”) and the stated value shall be U.S. ten dollars ($10.00) per share (the “Series A Stated Value”). The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred Stock are as follows:

      4.3.1.     Dividends. The Holder of the shares of Series A Preferred Stock as they appear on the stock records of the Corporation shall not be entitled to receive any dividends.

      4.3.2     Conversion.

      (a) Each outstanding share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock determined by dividing the Series A Stated Value by the Series A Conversion Price as defined below, and subject to the Limitation on Conversion in Section 4.13 of the Series A Purchase Agreement, at the option of the Holder in whole or in part, at any time commencing on or after the Issuance Date; provided that, any conversion under this Section 4.3.2(a) shall be for a minimum Series A Stated Value of $10,000.00 of Series A Preferred Stock. The Holder shall effect conversions by sending the Notice of Conversion in the manner set forth in Section 4.3.2(j). Each Notice of Conversion shall specify the Series A Stated Value of Series A Preferred Stock to be converted. The Conversion Date shall be on the date the Notice of Conversion is delivered pursuant to Section 4.3.2(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series A Preferred Stock or the redemption of the Series A Preferred Stock, the certificates for such Series A Preferred Stock shall be returned to the Corporation for cancellation.

      (b) Not later than ten (10) business days after the Conversion Date, the Corporation will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series A Preferred Stock and (ii) once received from the Corporation, the Series A Preferred Stock in principal amount equal to the principal amount of the Series A Preferred Stock not converted; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series A Preferred Stock until the Series A Preferred Stock are either delivered for conversion to the Corporation or any transfer agent for the Series A Preferred Stock or Common Stock, or the Holder notifies the Corporation that such Series A Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4.3.2(b), the Holder shall be entitled, by providing written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the Series A Preferred Stock tendered for conversion.

      (c) Intentionally omitted.

      (d) (i) The Series A Conversion Price for each share of Series A Preferred Stock in effect on any Conversion Date shall be the lesser of (a) four US dollars ($4.00)(the “Series A Fixed Conversion Price”) or (b) eighty percent (80%) of the lowest closing bid price for the Common Stock in the ten (10) business days preceding the date of conversion, but in no event less than forty five point five percent (45.5%) of the Series A Fixed Conversion Price (the “Series A Floating Conversion Price”). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

      (ii) If the Corporation, at any time while any Series A Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, the Series A Fixed Conversion Price designated in Section 4.3.2(d)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Corporation outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4.3.2(d)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

      (iii) Intentionally omitted.

      (iv) If the Corporation, at any time while Series A Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series A Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security then in each such case the Series A Conversion Price at which each Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the Series A Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the per share market value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such per share market value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Corporation) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series A Preferred Stock then outstanding; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series A Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

      (v) All calculations under this Section 4.3.2 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

      (vi) In the event the Series A Fixed Conversion Price is not adjusted pursuant to Section 4.3.2(d)(ii), (iv), or (v), within ten (10) business days following the occurrence of an event described therein, and is still not adjusted following thirty (30) days notice from the Holder to the Corporation requesting that such adjustment be made, then the Holder shall have the right to require the Corporation to redeem all of the Holder’s Series A Preferred Stock at the Series A Stated Value of such Holder’s Series A Preferred Stock, and the Corporation shall pay such amount to the Holder pursuant to the written instructions provided by the Holder.

      (vii) Whenever the Series A Fixed Conversion Price is adjusted pursuant to Section 4.3.2(d)(ii), (iv) or (v), the Corporation shall within two (2) days after the determination of the new Series A Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series A Preferred Stock, a notice setting forth the Series A Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series A Preferred Stock then outstanding shall have the right thereafter to convert such Series A Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series A Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series A Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section 4.3.2(d)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges. Notwithstanding the foregoing, in the event of any merger, consolidation or change of control of the Corporation, then as provided in the Series A Purchase Agreement, the Corporation shall have the right to demand that the Holder convert all Series A Preferred Stock then held by the Series A Purchaser into Common Stock upon the terms and conditions set forth in this Certificate of Incorporation. If the Holder does not comply with such demand, the Corporation may redeem all Series A Preferred Stock held by the Series A Purchaser at their Series A Stated Value.

      (ix) If:

(A) the Corporation shall declare a dividend (or any other distribution) on its Common Stock; or

(B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series A Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series A Preferred Stock at their last addresses as it shall appear upon the Series A Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

      (e) If at any time conditions shall arise by reason of action or inaction taken by the Corporation which in the opinion of the Board are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holders of Series A Preferred Stock (different than or distinguished from the effect generally on rights of holders of any class of the Corporation’s capital stock), the Corporation shall, at least thirty (30) calendar days prior to the effective date of such action, mail and fax a written notice to each Holder of Series A Preferred Stock briefly describing the action contemplated and the material adverse effects of such action on the rights of such Holders and an Appraiser selected by the Holders of majority of the outstanding Series A Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4.3), of the Series A Fixed Conversion Price (including, if necessary, any adjustment as to the securities into which Series A Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holders of Series A Preferred Stock; provided, however, that the Corporation, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Series A Fixed Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Series A Fixed Conversion Price.

      (f) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series A Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Series A Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4.3.2(d) and Section 4.3.2(e) hereof) upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

      (g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Corporation shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

      (h) The issuance of certificates for shares of Common Stock on conversion of Series A Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

      (i) Series A Preferred Stock converted into Common Stock shall be canceled upon conversion.

      (j) Each Notice of Conversion shall be given by facsimile to the Corporation no later than 4:00 pm New York time. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Series A Purchase Agreement. In the event that the Corporation receives the Notice of Conversion after 4:00 p.m. New York time, the Conversion Date shall be deemed to be the next business day. In the event that the Corporation receives the Notice of Conversion after the end of the business day, notice will be deemed to have been given the next business day.

      4.3.3     Events Of Default And Remedies

      (a) “Event of Default”, wherever used herein, means any one of the following events:

(i) the Corporation shall fail to observe or perform any material covenant, agreement or warranty contained in this Certificate of Incorporation, and such failure shall not have been remedied within ten (10) business days after the date on which written notice of such failure shall have been given;

(ii) the occurrence of any material breach or event of default by the Corporation under the Series A Purchase Agreement or any other Transaction Document (as defined in the Series A Purchase Agreement) and such failure or breach shall not have been remedied within the applicable cure period provided for therein, if any;

(iii) the Corporation or any of its subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Corporation under the Bankruptcy Code and the Corporation fails to pursue dismissal of the case within sixty (60) days after commencement of the case;

or the Corporation commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Corporation or there is commenced against the Corporation any such proceeding and the Corporation fails to pursue dismissal of the case within sixty (60) days after commencement of the case; or the Corporation suffers any appointment of any custodian or the like for it or any substantial part of its property and the Corporation fails to pursue dismissal of the custodian within sixty (60) days after the appointment; or the Corporation makes a general assignment for the benefit of creditors; or any corporate or other action is taken by the Corporation for the purpose of effecting any of the foregoing;

(iv) trading in the common stock of the Corporation shall have been suspended, delisted, or otherwise ceased by the Securities and Exchange Commission (“SEC”) or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise), and trading is not reinstated within thirty (30) Trading Days, except for (i) any suspension of trading of limited duration solely to permit dissemination of material information regarding the Corporation, and trading is reinstated promptly after such dissemination and (ii) any general suspension of trading for all companies trading on such exchange or market or OTCBB; or

(v) the Corporation shall issue a press release, or otherwise make publicly known, that it is not honoring properly executed Notice of Conversions for any reason whatsoever.

      (b) If any Event of Default occurs and continues, beyond any cure period, if any, then so long as such Event of Default shall then be continuing any Holder may, by notice to the Corporation, demand redemption of the shares of Series A Preferred Stock held by such Holder at the Series A Redemption Price (as defined herein), and such Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by such Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

      (c) Such Holder may thereupon proceed to protect and enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Certificate of Incorporation or in aid of the exercise of any power granted in this Certificate of Incorporation, and proceed to enforce the redemption of any of the Series A Preferred Stock held by it, and to enforce any other legal or equitable right of such Holder.

      (d) To effectuate the terms and provisions of this Certificate of Incorporation, the Holder may send notice of any default to the Attorney-in-Fact (as defined in the Series A Purchase Agreement) and send a copy of such notice to the Corporation and its counsel, simultaneously, and request the Attorney-in-Fact, to comply with the terms of this Certificate of Incorporation and the Series A Purchase Agreement and all agreements entered into pursuant to the Series A Purchase Agreement on behalf of the Corporation.

      4.3.4     Redemption

      (a) Except as provided in this Section 4.3.4 (a), neither the Holder nor the Corporation may demand that the Series A Preferred Stock be redeemed. Until all of the Series A Preferred Stock has been converted, in the event that the Corporation engages in a single transaction or a series of related transactions that cause it to (i) consolidate with or merge with or into any other Person, (ii) permit any other Person to consolidate with or merge into it, or (iii) undergo a Change in Control, then at the option of the Corporation exercisable by giving thirty (30) days written notice to the Holder, the Corporation may demand that the Holder convert all shares of Series A Preferred Stock then held by the Holder into Common Stock upon the terms and conditions set forth in this Certificate of Incorporation. If the Holder does not comply with such demand, the Corporation may redeem all Series A Preferred Stock held by the Series A Purchaser at their Series A Stated Value (the “Series A Redemption Price”). The Corporation is not obligated to provide for redemption of the Series A Preferred Stock through a sinking fund.

      (b) Shares of Series A Preferred Stock which have been redeemed or converted shall be deemed retired pursuant to the DGCL and shall thereafter resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series, and may be redesignated and reissued as part of any new series of Preferred Stock other than Series A Preferred Stock.

      (c) No redemption shall be made and no sum set aside for such redemption at any time that the terms or provisions of any indenture or agreement of the Corporation, including any agreement relating to indebtedness, specifically prohibits such redemption or setting aside or provides that such redemption or setting aside would constitute a breach or default thereunder (after notice or lapse of time or both), except with the written consent of the lender or other parties to said agreement as the case may be.

      (d) If any redemption shall at any time be prohibited by the DGCL, the same shall be deferred until such time as the redemption can occur in full compliance with such statute.

      (e) In the event the Corporation shall redeem shares of Series A Preferred Stock as provided herein, notice of such redemption shall be given by first class mail, postage prepaid, or by confirmed facsimile transmission, not less than thirty (30) business days prior to the date fixed by the Board for redemption to each holder of Series A Preferred Stock at the address that appears on the Corporation’s stock record books; provided, however, that no failure to provide such notice nor any defect therein shall affect the validity of the redemption proceeding except as to the holder to whom the Corporation has failed to send such notice or whose notice was defective. Each notice shall state (i) the redemption date, (ii) the number of shares of Series A Preferred Stock to be redeemed; (iii) the Series A Redemption Price; and (iv) the place or places where certificates for shares of Series A Preferred Stock are to be surrendered for payment. When notice has been provided as aforesaid then from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the Series A Redemption Price of the shares called for redemption) said shares shall no longer be deemed to be outstanding and all rights of the holders thereof shall cease (other than the right to receive the Series A Redemption Price or Common Stock with respect to converted Series A Preferred Stock). Upon surrender of the certificates for Series A Preferred Stock accompanied by appropriate stock powers, the shares shall be redeemed by the Corporation at the Series A Redemption Price.

      4.3.5     Rank. The Series A Preferred Stock shall, as to redemptions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Corporation’s Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks junior (“Junior Securities”) to the Series A Preferred Stock; (iii) junior to any class or series of capital stock of the Corporation hereafter created which by its terms ranks senior (“Senior Securities”) to the Series A Preferred Stock; and (iv) pari passu with any other series of preferred stock of the Corporation hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series A Preferred Stock.

      4.3.6     Liquidation Preference. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the

Holders of shares of Series A Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series A Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. The “Liquidation Preference” with respect to a share of Series A Preferred Stock means an amount equal to the Series A Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Incorporation filed in respect thereof.

      4.3.7     Voting Rights. The Holders of the Series A Preferred Stock have no voting power whatsoever, except as provided by the DGCL. To the extent that under the DGCL the vote of the Holders of the Series A Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the then outstanding shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Section 4.3.2) using the record date for the taking of such vote of stockholders as the date as of which the Series A Conversion Price is calculated.

      4.3.8     Miscellaneous.

      (a) If any shares of Series A Preferred Stock are converted pursuant to Section 4.3.2, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series.

      (b) Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Series A Preferred Stock certificate(s) and (ii)(y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Series A Preferred Stock certificate(s), the Corporation shall execute and deliver new Series A Preferred Stock certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Series A Preferred Stock certificate(s) if the Holder contemporaneously requests the Corporation to convert such Series A Preferred Stock.

      (c) Upon submission of a Notice of Conversion by a Holder of Series A Preferred Stock, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Incorporation. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the delivery period with respect to a conversion of Series A Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five (5) business days after the expiration of such ten (10) business day period) the Holder shall regain the rights of a Holder of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the

Holder. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series A Preferred Stock.

      (d) The remedies provided in this Certificate of Incorporation shall be cumulative and in addition to all other remedies available under this Certificate of Incorporation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Incorporation. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of Series A Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the Holders of Series A Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

      (e) Whenever the Corporation is obligated to purchase or redeem a Holder’s Series A Preferred Stock, and the Series A Redemption Price is not paid to the Holder by the tenth (10th) day after the Series A Redemption Price is due and payable to such Holder, the Corporation shall thereafter pay interest to such Holder on the unpaid portion of the Series A Redemption Price at the rate of ten percent (10%) per annum, compounded annually, until the Series A Redemption Price is paid in full.

      4.4     Series B Preferred Stock. Seven hundred and fifty thousand (750,000) shares of Preferred Stock is designated the Series B 0% Convertible Preferred Stock (the “Series B Preferred Stock”) and the stated value shall be U.S. ten dollars ($10.00) per share (the “Series B Stated Value”). The rights, preferences, privileges, restrictions and other matters relating to the Series B Preferred Stock are as follows:

      4.4.1     Dividends. The Holder of the shares of Series B Preferred Stock as they appear on the stock records of the Corporation shall not be entitled to receive any dividends.

      4.4.2     Conversion.

      (a) Each outstanding share of Series B Preferred Stock shall be convertible into the number of shares of Common Stock determined by dividing the Series B Stated Value by the Series B Conversion Price as defined below, and subject to the Limitation on Conversion in Section 4.13 of the Series B Purchase Agreement, at the option of the Holder in whole or in part, at any time commencing on or after the Issuance Date; provided that, any conversion under this Section 4.4.2(a) shall be for a minimum Series B Stated Value of $10,000.00 of Series B Preferred Stock. The Holder shall effect conversions by sending the Notice of Conversion attached hereto as Appendix I in the manner set forth in Section 4.4.2(j). Each Notice of Conversion shall specify the Series B Stated Value of Series B Preferred Stock to be converted. The Conversion Date shall be on the date the Notice of Conversion is delivered pursuant to Section 4.4.2(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series B Preferred Stock or the redemption of the Series B Preferred Stock, the certificates for such Series B Preferred Stock shall be returned to the Corporation for cancellation.

      (b) Not later than ten (10) business days after the Conversion Date, the Corporation will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series B Preferred Stock and (ii) once received from the Corporation, the Series B Preferred Stock in principal amount equal to the principal amount of the Series B Preferred Stock not converted; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series B Preferred Stock until the Series B Preferred Stock are either delivered for conversion to the Corporation or any transfer agent for the Series B Preferred Stock or Common Stock, or the Holder notifies the Corporation that such Series B Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4.4.2(b), the Holder shall be entitled, by providing written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the Series B Preferred Stock tendered for conversion.

      (c) Intentionally omitted.

      (d) (i) The Series B Conversion Price for each share of Series B Preferred Stock in effect on any Conversion Date shall be the lesser of (a) three U.S. dollars and sixty-five cents ($3.65) (the “Series B Fixed Conversion Price”) or (b) eighty percent (80%) of the lowest closing bid price for the Common Stock in the ten (10) business days preceding the date of conversion, but in no event, less than fifty percent (50%) of the Series B Fixed Conversion Price (the “Series B Floating Conversion Price”). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

      (ii) If the Corporation, at any time while any Series B Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, the Series B Fixed Conversion Price designated in Section 4.4.2(d)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Corporation outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4.4.2(d)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

      (iii) If the Corporation, at any time while Series B Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series B Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security then in each such case the Series B Conversion Price at which each Series B Preferred Stock shall thereafter be convertible shall be determined by multiplying the Series B Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the per share market value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such per share market value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Corporation, such fair market value shall be determined by an Appraiser selected in good faith by the Holders of a majority of the principal amount of the Series B Preferred Stock then outstanding; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series B Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

      (iv) All calculations under this Section 4.4.2 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

      (v) In the event the Series B Fixed Conversion Price is not adjusted pursuant to Section 4.4.2(d)(ii), (iv), or (v), within ten (10) business days following the occurrence of an event described therein, and is still not adjusted following thirty (30) days notice from the Holder to the Corporation requesting that such adjustment be made, then the Holder shall have the right to require the Corporation to redeem all of the

Holder’s Series B Preferred Stock at the Series B Stated Value of such Holder’s Series B Preferred Stock, and the Corporation shall pay such amount to the Holder pursuant to the written instructions provided by the Holder.

      (vi) Whenever the Series B Fixed Conversion Price is adjusted pursuant to Section 4.4.2(d)(ii), (iv) or (v), the Corporation shall within two (2) days after the determination of the new Series B Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series B Preferred Stock, a notice setting forth the Series B Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      (vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series B Preferred Stock then outstanding shall have the right thereafter to convert such Series B Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series B Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series B Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section 4.4.2(d)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges. Notwithstanding the foregoing, in the event of any merger, consolidation or change of control of the Corporation, then as provided in the Series B Purchase Agreement, the Corporation shall have the right to demand that the Holder convert all Series B Preferred Stock then held by the Series B Purchaser into Common Stock upon the terms and conditions set forth in this Certificate of Incorporation. If the Holder does not comply with such demand, the Corporation may redeem all Series B Preferred Stock held by the Series B Purchaser at their Series B Stated Value.

      (viii) If:

(A) the Corporation shall declare a dividend (or any other distribution) on its Common Stock; or

(B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Corporation; then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series B Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series B Preferred Stock at their last addresses as it shall appear upon the Series B Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

      (e) If at any time conditions shall arise by reason of action or inaction taken by the Corporation which in the opinion of the Board are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holders of Series B Preferred Stock (different than or distinguished from the effect generally on rights of holders of any class of the Corporation’s capital stock), the Corporation shall, at least thirty (30) calendar days prior to the effective date of such action, mail and fax a written notice to each Holder of Series B Preferred Stock briefly describing the action contemplated and the material adverse effects of such action on the rights of such Holders and an Appraiser selected by the Holders of majority of the outstanding Series B Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4.4.2), of the Series B Fixed Conversion Price (including, if necessary, any adjustment as to the securities into which Series B Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holders of Series B Preferred Stock; provided, however, that the Corporation, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Series B Fixed Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Series B Fixed Conversion Price.

      (f) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series B Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Series B Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4.4.2(d) and Section 4.4.2(e) hereof) upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

      (g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Corporation shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

      (h) The issuance of certificates for shares of Common Stock on conversion of Series B Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

      (i) Series B Preferred Stock converted into Common Stock shall be canceled upon conversion.

      (j) Each Notice of Conversion shall be given by facsimile to the Corporation no later than 4:00 pm New York time. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Series B Purchase Agreement. In the event that the Corporation receives the Notice of Conversion after 4:00 p.m. New York time, the Conversion Date shall be deemed to be the next business day. In the event that the Corporation receives the Notice of Conversion after the end of the business day, notice will be deemed to have been given the next business day.

      4.4.3     Events of Default and Remedies.

      (a) “Event of Default”, wherever used herein, means any one of the following events:

(i) the Corporation shall fail to observe or perform any material covenant, agreement or warranty contained in this Series B Preferred Stock Certificate of Incorporation, and such failure shall not have been remedied within ten (10) business days after the date on which written notice of such failure shall have been given;

(ii) the occurrence of any material breach or event of default by the Corporation under the Series B Purchase Agreement or any other Transaction Document (as defined in the Series B Purchase Agreement) and such failure or breach shall not have been remedied within the applicable cure period provided for therein, if any;

(iii) the Corporation or any of its material subsidiaries shall commence a voluntary case under the Bankruptcy Code; or an involuntary case is commenced against the Corporation under the Bankruptcy Code and the Corporation fails to pursue dismissal of the case within sixty (60) days after commencement of the case; or the Corporation commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Corporation or there is commenced against the Corporation any such proceeding and the Corporation fails to pursue dismissal of the case within sixty (60) days after commencement of the case; or the Corporation suffers any appointment of any custodian or the like for it or any substantial part of its property and the Corporation fails to pursue dismissal of the custodian within sixty (60) days after the appointment; or the Corporation makes a general assignment for the benefit of creditors; or any corporate or other action is taken by the Corporation for the purpose of effecting any of the foregoing;

(iv) trading in the common stock of the Corporation shall have been suspended, delisted, or otherwise ceased by the SEC or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise), and trading is not reinstated within thirty (30) Trading Days, except for (i) any suspension of trading of limited duration solely to permit dissemination of material information regarding the Corporation, and trading is reinstated promptly after such dissemination and (ii) any general suspension of trading for all companies trading on such exchange or market or OTCBB; or

(v) the Corporation shall issue a press release, or otherwise make publicly known, that it is not honoring properly executed Notice of Conversions for any reason whatsoever.

      (b) If any Event of Default occurs and continues, beyond any cure period, if any, then so long as such Event of Default shall then be continuing any Holder may, by notice to the Corporation, demand redemption of the shares of Series B Preferred Stock held by such Holder at the Redemption Price (as defined herein), and such Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by such Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

      (c) Such Holder may thereupon proceed to protect and enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Certificate of Incorporation or in aid of the exercise of any power granted in this Series B Preferred Stock Certificate of Incorporation, and proceed to enforce the redemption of any of the Series B Preferred Stock held by it, and to enforce any other legal or equitable right of such Holder.

      (d) To effectuate the terms and provisions of this Certificate of Incorporation of Series B Preferred Stock, the Holder may send notice of any default to the Attorney-in-Fact (as defined in the Series B Purchase Agreement) and send a copy of such notice to the Corporation and its counsel, simultaneously, and request the Attorney-in-Fact, to comply with the terms of this Certificate of Incorporation of Series B Preferred Stock and the Series B Purchase Agreement and all agreements entered into pursuant to the Series B Purchase Agreement on behalf of the Corporation.

      4.4.4     Redemption.

      (a) Except as otherwise provided in this Section 4.4.4(a), Section 4.4.3(b) or Section 4.4.2(d) neither the Holder nor the Corporation may demand that the Series B Preferred Stock be redeemed. Until all of the Series B Preferred Stock has been converted, in the event that the Corporation engages in a single transaction or a series of related transactions that cause it to (i) consolidate with or merge with or into any other Person, (ii) permit any other Person to consolidate with or merge into it, or (iii) undergo a Change in Control, then at the option of the Corporation exercisable by giving thirty (30) days written notice to the Holder, the Corporation may demand that the Holder convert all shares of Series B Preferred Stock then held by the Holder into Common Stock upon the terms and conditions set forth in this Certificate of Incorporation. If the Holder does not comply with such demand, the Corporation may redeem all Series B Preferred Stock held by the Series B Purchaser at their Series B Stated Value (the “Series B Redemption Price”). The Corporation is not obligated to provide for redemption of the Series B Preferred Stock through a sinking fund.

      (b) Shares of Series B Preferred Stock which have been redeemed or converted shall be deemed retired pursuant to the DGCL and shall thereafter resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series, and may be redesignated and reissued as part of any new series of Preferred Stock other than Series B Preferred Stock.

      (c) No redemption shall be made and no sum set aside for such redemption at any time that the terms or provisions of any indenture or agreement of the Corporation, including any agreement relating to indebtedness, specifically prohibits such redemption or setting aside or provides that such redemption or setting aside would constitute a breach or default thereunder (after notice or lapse of time or both), except with the written consent of the lender or other parties to said agreement as the case may be.

      (d) If any redemption shall at any time be prohibited by the DGCL, the same shall be deferred until such time as the redemption can occur in full compliance with such statute.

      (e) In the event the Corporation shall redeem shares of Series B Preferred Stock as provided herein, notice of such redemption shall be given by first class mail, postage prepaid, or by confirmed facsimile transmission, not less than thirty (30) business days prior to the date fixed by the Board for redemption to each holder of Series B Preferred Stock at the address that appears on the Corporation’s stock record books; provided, however, that no failure to provide such notice nor any defect therein shall affect the validity of the redemption proceeding except as to the holder to whom the Corporation has failed to send such notice or whose notice was defective. Each notice shall state (i) the redemption date, (ii) the number of shares of Series B Preferred Stock to be redeemed; (iii) the Series B Redemption Price; and (iv) the place or places where certificates for shares of Series B Preferred Stock are to be surrendered for payment. When notice has been provided as aforesaid then from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the Series B Redemption Price of the shares called for redemption) said shares shall no longer be deemed to be outstanding and all rights of the holders thereof shall cease (other than the right to receive the Series B Redemption Price or Common Stock with respect to converted Series B Preferred Stock). Upon surrender of the certificates for Series B Preferred Stock accompanied by appropriate stock powers, the shares shall be redeemed by the Corporation at the Series B Redemption Price.

      4.4.5     Rank.

      The Series B Preferred Stock shall, as to redemptions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Corporation’s Common Stock; (ii) prior to any Junior Securities to the Series B Preferred Stock; (iii) junior to any Senior Securities to the Series B Preferred Stock); and (iv) pari passu with the Series A Preferred Stock and other Pari Passu Securities.

      4.4.6     Liquidation Preference.

      If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such Liquidation Event, no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series B Preferred Stock and Series A Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series B Preferred Stock, Series A Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Preferred Stock and Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. The “Liquidation Preference” with respect to a share of Series B Preferred Stock and Series A Preferred Stock means an amount equal to the Series B Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Incorporation filed in respect thereof.

      4.4.7     Voting Rights.

      The Holders of the Series B Preferred Stock have no voting power whatsoever, except as provided by the DGCL. To the extent that under the DGCL the vote of the Holders of the Series B Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the then outstanding shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Section 4.4.2) using the record date for the taking of such vote of stockholders as the date as of which the Series B Conversion Price is calculated.

      4.4.8     Miscellaneous.

      (a) If any shares of Series B Preferred Stock are converted pursuant to Section 4.4.2, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series.

      (b) Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Series B Preferred Stock certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Series B Preferred Stock certificate(s), the Corporation shall execute and deliver new Series B Preferred Stock certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Series B Preferred Stock certificate(s) if the Holder contemporaneously requests the Corporation to convert such Series B Preferred Stock.

      (c) Upon submission of a Notice of Conversion by a Holder of Series B Preferred Stock, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Incorporation. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the delivery period with respect to a conversion of Series B Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five (5) business days after the expiration of such ten (10) business day period) the Holder shall regain the rights of a Holder of Series B Preferred Stock with respect to such unconverted shares of Series B Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series B Preferred Stock.

      (d) The remedies provided in this Certificate of Incorporation shall be cumulative and in addition to all other remedies available under this Certificate of Incorporation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Incorporation. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of Series B Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the Holders of Series B Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

      (e) Whenever the Corporation is obligated to purchase or redeem a Holder’s Series B Preferred Stock, and the Series B Redemption Price is not paid to the Holder by the tenth (10th) day after the Series B Redemption Price is due and payable to such Holder, the Corporation shall thereafter pay interest to such Holder on the unpaid portion of the Series B Redemption Price at the rate of ten percent (10%) per annum, compounded annually, until the Series B Redemption Price is paid in full.

ARTICLE V

      The name and address, including street number and zip code, of the incorporator is:

Name:	Address:
David Koontz	100 Commerce Drive, Suite 301 Newark, Delaware 19713

      The incorporator’s authority on behalf of this Corporation is limited to forming it by the filing of this Certificate of Incorporation, and the incorporator has no further power or authority on behalf of the Corporation, express or implied, by virtue of being the incorporator.

ARTICLE VI

      The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation:

      6.1.     Number Of Directors.

      The Board shall be composed of not less than one nor more than nine Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

      6.2.     Classification Of Directors.

      The Directors shall be divided into three classes, as nearly equal in number as the then total number of Directors constituting the entire Board permits, with the term of office of one class expiring each year. The initial Class A Directors shall hold office for a term expiring at the 2005 annual meeting of stockholders; the initial Class B Directors shall hold office for a term expiring at the 2006 annual meeting of stockholders; and the initial Class C Directors shall hold office for a term expiring at the 2007 annual meeting of stockholders. At each such annual meeting of stockholders and at each annual meeting thereafter, successors to the class of Directors whose term expires at that meeting shall be elected for a term expiring at the third annual meeting following their election and until their successors shall be elected and qualified, subject to prior death, resignation, retirement or removal. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, but in no event will a decrease in the number of Directors shorten the term of any incumbent Director.

      6.3.     Removal Of Directors.

      The stockholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

      6.4.     Vacancies On Board.

      If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office.

      6.5.     Amending Bylaws. The Board shall have the power to adopt, amend or repeal the Bylaws of this Corporation, subject to the power of the stockholders to amend or repeal such Bylaws. The stockholders shall also have the power to amend or repeal the Bylaws of this Corporation and to adopt new Bylaws

      6.6.     Initial Board.

      The initial Board shall consist of six Directors, divided into three classes (Class A, Class B and Class C):

Class A Directors:

Hendrik Rethwilm
100 Commerce Drive, Suite 301
Newark, Delaware 19713

Karim Jubanputra
100 Commerce Drive, Suite 301
Newark, Delaware 19713

Class B Directors:

Richard J. Roger
100 Commerce Drive, Suite 301
Newark, Delaware 19713

David L. Koontz
100 Commerce Drive, Suite 301
Newark, Delaware 19713

Class C Directors:

Anthony Dean Smith
100 Commerce Drive, Suite 301
Newark, Delaware 19713

Alan R. Rae
100 Commerce Drive, Suite 301
Newark, Delaware 19713

ARTICLE VII

      Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provision of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation, as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE VIII

      This Corporation reserves the right to amend or repeal any of the provisions contained in this Certificate of Incorporation in any manner now or hereafter permitted by the DGCL, and the rights of the stockholders of this Corporation are granted subject to this reservation.

ARTICLE IX

      9.1.     Stockholder Actions. No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken by written consent without a meeting, except that any such action may be taken without prior notice and without a vote, if a consent in writing, setting forth that action so taken shall be signed by all the stockholders of the Corporation entitled to vote thereon.

      9.2.     Number of Votes Necessary to Approve Actions.

      Whenever the DGCL permits a corporation’s certificate of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, this Certificate of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

      9.3.     Special Meetings of Stockholders.

      So long as this Corporation is a public company, special meetings of the stockholders of the Corporation for any purpose may be called at any time by the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

      9.4.     Place For Stockholder Meetings.

      Meetings of the Stockholders may be held anywhere within or without the State of Delaware.

      9.5     Quorum For Meetings Of Stockholders.

      Except with respect to any greater requirement contained in these Certificate of Incorporation or the DGCL, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or the DGCL, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders.

ARTICLE X

      10.1.     Indemnification.

      A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after approval by the stockholders of this Article X to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended from time to time.

      10.2.     Authorization.

      The Board may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

      10.3.     Effect Of Amendment.

      No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this                     day August, 2004.

David L. Koontz

APPENDIX I

NOTICE OF CONVERSION

AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder

in order to Convert the Preferred Stock of O2 Diesel Corporation)

      The undersigned hereby irrevocably elects to convert the Series                     Preferred Stock into shares of Common Stock, par value $.                    per share (the “Common Stock”), of O2 Diesel Corporation (the “Corporation”) according to the provisions of the Certificate of Incorporation hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith.

Conversion calculations:
Date to Effect Conversion

Number of Shares to be Converted

Applicable Conversion Price

Number of Shares to be Issued Upon Conversion

Signature

Name

Address

Exhibit C to Agreement and Plan of Merger

BYLAWS

OF
O2DIESEL DELAWARE CORPORATION

SECTION 1

OFFICES

      1.1     Registered Office

      The registered office of O2Diesel Corporation (“Corporation”) in the State of Delaware is located at the Corporation Services Company, 2711 Centerville Road, Wilmington, Delaware 19808.

      1.2     Principal Office

      The principal office of the Corporation shall be located at the principal place of business of such other place as the Board of Directors (“Board”) may designate. The Corporation may have such other offices as the Board may designate or as the business of the Corporation may require.

SECTION 2

SHAREHOLDERS

      2.1     Annual Meeting

      The annual meeting of the shareholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the Corporation’s fiscal year, such date and time to be determined by the Board.

      2.2     Special Meetings

      Special meetings of the stockholders may be called at any time by the President or a majority of the Board.

      2.3     Date, Time and Place of Meeting

      Except as otherwise provide in these Bylaws, all meetings of shareholders, including those held pursuant to demand by shareholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

      2.4     Notice of Meeting

      Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each shareholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on an amendment to the Certificate of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the Corporation’s assets other than in the regular course of business or the dissolution of the Corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special shareholders’ meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to shareholders entitled to notice of or to vote as of the new record date.

      Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the Corporation’s principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the shareholder at such shareholder’s address as it appears in the Corporation’s current record of shareholders. Notice given in any other manner shall be deemed effective when dispatched to the shareholder’s address, telephone number or other number appearing on the records of the Corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

      2.5     Waiver of Notice

      Whenever any notice is required to be given by an shareholder under the provisions of these Bylaws, the Certificate of Incorporation or the General Corporation Law of Delaware (“DGCL”), a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance in person or by proxy, unless such shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

      2.6     Fixing of Record Date for Determining Shareholders

      For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to demand a special meeting, or (c) to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 70 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to shareholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of shareholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the Corporation’s shares), the record date shall be the date the Board authorizes the stock dividend or distribution. The Corporation shall not close its stock transfer books for any purpose while any shares are listed on any stock exchange.

      2.7     Voting Record

      At least 10 days before each meeting of shareholders, an alphabetical list of the shareholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each shareholder. This record shall be kept at the principal office of the Corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any shareholder or any shareholder’s agent or attorney.

      2.8     Quorum

      Except with respect to any greater requirement contained in the Certificate of Incorporation or the DGCL, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or the DGCL, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

      2.9     Manner of Acting

      If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Certificate of Incorporation or the DGCL requires a greater number of affirmative votes. Whenever the DGCL permits a Corporation’s Bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

      2.10     Proxies

      As shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 3 years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

      2.11     Voting Shares

      Except as provided in the Certificate of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of shareholders shall be entitled to one vote upon such matter.

      2.12     Voting for Directors

      Each shareholder entitled to vote to an election of Directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote. Shareholders shall not have the right to cumulate their votes. Unless otherwise provided in the Certificate of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.

      2.13     Conduct of Meeting

      Meetings of the shareholders shall be presided over by one of the following officers in the order specified and if present and acting: the Chairman of the Board, the President, or if none of the foregoing is in office and present and acting, a chairman designated by the Board or, in the absence of such designation, a chairman chosen by the stockholders at the meeting. The Secretary of the Corporation, if present, shall act as secretary of every meeting, but if the Secretary is not present the chairman of the meeting shall appoint a secretary of the meeting.

      The Board may adopt such rules, regulations and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgement of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present, (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine, (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 3

BOARD OF DIRECTORS

      3.1     General Powers

      All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the DGCL.

      3.2     Number, Classification and Tenure

      The Board shall be composed of not less than one nor more than nine Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this Corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The Directors shall be divided into three classes, as nearly equal in number as the then total number of Directors constituting the entire Board permits, with the term of office of one class expiring each year. The initial Class A Directors shall hold office for a term expiring at the 2005 annual meeting of stockholders; the initial Class B Directors shall hold office for a term expiring at the 2006 annual meeting of stockholders; and the initial Class C Directors shall hold office for a term expiring at the 2007 annual meeting of stockholders. At each such annual meeting of stockholders and at each annual meeting thereafter, successors to the class of Directors whose term expires at that meeting shall be elected for a term expiring at the third annual meeting following their election and until their successors shall be elected and qualified, subject to prior death, resignation, retirement or removal. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, but in no event will a decrease in the number of Directors shorten the term of any incumbent Director.

      3.3     Annual and Regular Meetings

      An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

      3.4     Special Meetings

      Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

      3.5     Meetings by Communications Equipment

      Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

      3.6     Notice of Special Meetings

      Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting. It shall be deemed sufficient notice to a director to send notice by mail at least five days before the meeting, or by fax at least two days before the meeting.

      3.7     Waiver of Notice

      3.7.1     In Writing

      Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

      3.7.2     By Attendance

      A Director’s attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

      3.8     Quorum

      A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

      3.9     Manner of Acting

      If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

      3.10     Presumption of Assent

      A Director of the Corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director’s arrival, to holding the meeting or transacting any business at such meeting, (b) the Director’s dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director’s dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

      3.11     Action by Board or Committees Without a Meeting

      Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the Corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

      3.12     Resignation

      Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      3.13     Removal

      At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Certificate of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

      3.14     Vacancies

      If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.

      3.15     Executive and Other Committees

      3.15.1     Creation Of Committees

      The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Certificate of Incorporation, these Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board.

      3.15.2     Authority of Committees

      Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (1) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (2) approve or propose to shareholders actions or proposals required by the DGCL to be approved by shareholders, (3) fill vacancies on the Board or any committee thereof, (4) amend the Certificate of Incorporation pursuant to DGCL, (5) adopt, amend or repeal Bylaws, (6) approve a plan of merger not requiring shareholder approval, or (7) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board may authorize a committee or a senior executive officer of the Corporation to do so within limits specifically prescribed by the Board.

      3.15.3     Minutes of Meetings

      All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

      3.15.4     Removal

      The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

      3.16     Compensation

      By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the Corporation in any other capacity and receiving compensation therefore.

SECTION 4

OFFICERS

      4.1     Appointment and Term

      The officers of the Corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term “executive officer” shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

      4.2     Resignation

      Any officer may resign at any time by delivering written notice to the Corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

      4.3     Removal

      Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

      4.4     Contract Rights of Officers

      The appointment of an officer does not itself create contract rights.

      4.5     Chairman of the Board

      If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

      4.6     President

      If appointed, the President shall be the chief executive officer of the Corporation unless some other offices is to designated by the Board, shall preside over meetings of the Board and shareholders in the absence of a Chairman of the Board, and, subject to the Board’s control, shall supervise and control all the assets, business and affairs of the Corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and shareholders and for authentication of the records of the Corporation.

      4.7     Vice President

      In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

      4.8     Secretary

      If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and shareholders, maintenance of the Corporation records and stock registers, and authentication of the Corporation’s records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

      4.9     Treasurer

      If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

      4.10     Salaries

      The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5

CERTIFICATES FOR SHARES AND THEIR TRANSFER

      5.1     Issuance of Shares

      No shares of the Corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

      5.2     Certificates for Shares

      Certificates representing shares of the Corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

      5.3     Stock Records

      The stock transfer books shall be kept at the principal office at the Corporation or at the office of the Corporation’s transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

      5.4     Transfer of Shares of Stock

      Subject to the restrictions, if any, stated or noted on the stock certificates, transfers of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

      5.5     Lost or Destroyed Certificates

      In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the Corporation as the Board may prescribe.

SECTION 6

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      6.1     Action by Others

      The Corporation (1) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director or an officer of the Corporation and (2) except as otherwise required by Section 6.3 of this Article, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      6.2     Actions by or in the Right of the Corporation

      The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

      6.3     Successful Defense

      To the extent that it is determined by a final judicial determination that a person who is or was a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.1 or Section 6.2 of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

      6.4     Specific Authorization

      Any indemnification under Section 6.1 or Section 6.2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in said Sections 6.1 and 6.2. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

      6.5     Advance of Expenses

      Expenses incurred by any person who may have a right of indemnification under this Article in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount if it shall ultimately be finally judicially determined that he or she is not entitled to be indemnified by the Corporation pursuant to this Article.

      6.6     Right of Indemnity Not Exclusive

      The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      6.7     Insurance

      The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, Section 145 of the DGCL or otherwise.

      6.8     Invalidity of Any Provisions of This Article

      The invalidity or unenforceability of any provision of this Article shall not affect the validity or enforceability of the remaining provisions of this Article.

SECTION 7

AMENDMENTS

      These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders.

SECTION 8

GENERAL PROVISIONS

      8.1     Fiscal Year

      Except as otherwise designated from time to time by the Board , the fiscal year of the Corporation shall begin on the first day of January and end on the last day of December.

      8.2     Corporate Seal

      The corporate seal shall be in such form as shall be approved by the Board. The Secretary shall be the custodian of the seal, and a duplicate seal may be kept and used by any other officer the Board may authorize.

      8.3     Certificate of Incorporation

      All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as in effect from time to time.

      8.4     Execution of Instruments

      The President and the Secretary shall have power to execute and deliver on behalf and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation, including deeds, contracts, mortgages, bonds, notes, debentures, checks, drafts and other orders for the payment of money. In addition, the Board, the President and the Secretary may expressly delegate such powers to any other officer or agent of the Corporation.

      8.5     Voting of Securities

      The President and the Secretary, and each other person authorized by the Board, each acting singly, may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) at any meeting of stockholders or owners of other interests of any other corporation or organization the securities of which may be held by this Corporation. In addition, the Board, the President or the Secretary may expressly delegate such powers to any other officer or agent of the Corporation.

      8.6     Evidence of Authority

      A certificate by the Secretary or a temporary secretary as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of that action.

      8.7     Transactions with Interested Parties

      No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors that authorizes the contract or transaction or solely because the vote of any such director is counted for such purpose, if:

a. The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board or such committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

b. The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

c. The contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee of the Board or the stockholders.

      Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee that authorizes the contract or transaction.

      8.8     Books and Records

      The books and records of the Corporation shall be kept at such places within or without the State of Delaware as the Board may from time to time determine.

APPENDIX D

O2DIESEL CORPORATION

2004 STOCK INCENTIVE PLAN

      1.     Definitions. In this Plan, except where the context otherwise indicates, the following definitions shall apply:

      1.1.     “Affiliate” means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, and any other entity designated by the Committee in which the Company has a significant interest.

      1.2.     “Agreement” means a written agreement or other document evidencing an Award that shall be in such form as may be specified by the Committee and that may, but need not, be signed by a Participant, as determined by the Committee in its discretion.

      1.3.     “Award” means a grant of an Option, Right, Restricted Stock, Incentive Shares or Performance Award.

      1.4.     “Board” means the Board of Directors of the Company.

      1.5.     “Code” means the Internal Revenue Code of 1986, as amended.

      1.6.     “Committee” means the Compensation Committee of the Board or such other committee(s), subcommittee(s) or person(s) appointed by the Board to administer this Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, “Committee” shall mean the Board.

      1.7.     “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

      1.8.     “Company” means O2Diesel Corporation, and any successor thereto.

      1.9.     “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option or Right in accordance with the terms of Section 8.1 hereof.

      1.10.     “Date of Grant” means the date on which an Award is granted under this Plan.

      1.11.     “Eligible Person” means any person who is (a) an Employee (b) hired to be an Employee, (c) a Non-Employee Director, or (d) a consultant or independent contractor to the Company or an Affiliate.

      1.12.     “Employee” means any person determined by the Committee to be an employee of the Company or an Affiliate.

      1.13.     “Exercise Price” means the price per Share at which an Option may be exercised.

      1.14.     “Fair Market Value” means an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose, or, unless otherwise determined by the Committee, if the Common Stock is traded on a securities exchange or automated dealer quotation system, fair market value shall be the last sale price for a Share, as of the relevant date, on such securities exchange or automated dealer quotation system as reported by such source as the Committee may select.

      1.15.     “Incentive Shares” means an award providing for the contingent grant of Shares pursuant to the provisions of Section 10 hereof.

      1.16.     “Incentive Stock Option” means an Option granted under this Plan that the Company designates as an incentive stock option under Section 422 of the Code.

      1.17.     “Non-Employee Director” means any member of the Company’s or an Affiliate’s Board of Directors who is not an Employee.

      1.18.     “Nonstatutory Stock Option” means an Option granted under this Plan that is not an Incentive Stock Option.

      1.19.     “Option” means an option to purchase Shares granted under this Plan in accordance with the terms of Section 6 hereof.

      1.20.     “Option Period” means the period during which an Option may be exercised.

      1.21.     “Participant” means an Eligible Person who has been granted an Award hereunder.

      1.22.     “Performance Award” means a performance award granted under the Plan in accordance with the terms of Section 11 hereof.

      1.23.     “Performance Goals” means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Committee.

      1.24.     “Plan” means the O2Diesel Corporation 2004 Stock Incentive Plan, as amended from time to time.

      1.25.     “Related Option” means an Option in connection with which, or by amendment to which, a Right is granted.

      1.26.     “Related Right” means a Right granted in connection with, or by amendment to, an Option.

      1.27.     “Restricted Stock” means Shares granted under the Plan pursuant to the provisions of Section 9 hereof.

      1.28.     “Right” means a stock appreciation right granted under the Plan in accordance with the terms of Section 7 hereof.

      1.29.     “Right Period” means the period during which a Right may be exercised.

      1.30.     “Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

      1.31.     “Share” means a share of Common Stock.

      1.32.     “Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

      2.     Purpose. This Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company and its Affiliates.

      3.     Administration. The Committee shall administer this Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of this Plan. The Committee shall have plenary authority and discretion, subject to the provisions of this Plan, to determine the Eligible Persons to whom Awards shall be granted, the terms (which terms need not be identical) of all Awards, including without limitation the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock

Option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the period during which Options and Rights may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of this Plan and Awards granted hereunder. The determinations of the Committee on the matters referred to in this Section 3 hereof shall be binding and final.

      4.     Eligibility. Awards may be granted only to Eligible Persons.

      5.     Stock Subject to Plan.

      5.1.     Subject to adjustment as provided in Section 13 hereof, (a) the maximum number of Shares that may be issued under this Plan is 5,787,548 Shares provided that in the event that the exercise price of an Option is paid (in whole or in part) with Shares, such Shares received by the Company as payment shall be available for reissuance under the Plan.

      5.2.     If an Option or Right expires or terminates for any reason (other than termination by virtue of the exercise of a Related Option or Related Right, as the case may be) without having been fully exercised or surrendered pursuant to Section 6.4 hereof, if shares of Restricted Stock are forfeited, or if Shares covered by an Incentive Share Award or Performance Award are not issued or are forfeited, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards. In the event an Option is surrendered, in whole or in part, pursuant to Section 6.4 hereof, the difference between (a) the number of Shares as to which the Option is surrendered, and (b) the number of whole Shares to be received by the Participant pursuant to such surrender (including Shares applied to the payment of withholding taxes), shall be available for the grant of additional Awards.

      5.3.     Upon exercise of a Right (regardless of whether the Right is settled in cash or Shares), the number of Shares with respect to which the Right is exercised shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards.

      6.     Options.

      6.1.     Options granted under this Plan to Eligible Persons shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are Section 422 Employees on the Date of Grant. Each Option granted under this Plan shall be identified either as a Nonstatutory Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in this Section 6 hereof and such other terms and conditions not inconsistent with this Plan as the Committee may specify. The Committee may, in its discretion, condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals.

      6.2.     The Exercise Price of an Incentive Stock Option granted under this Plan shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Shareholder, the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share on the Date of Grant.

      6.3.     The Option Period shall be determined by the Committee and specifically set forth in the Agreement; provided, however, that an Option shall not be exercisable after ten (10) years (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

      6.4.     The Committee, in its discretion, may provide in an Agreement for the right of a Participant to surrender to the Company an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Company (other than required tax withholding amounts) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Exercise Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Participant would be entitled but for the parenthetical above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

      7.     Rights.

      7.1.     Rights granted under the Plan shall be evidenced by an Agreement specifying the terms and conditions of the Award.

      7.2.     A Right may be granted under the Plan:

      7.2.1.     in connection with, and at the same time as, the grant of an Option under the Plan;

      7.2.2.     by amendment of an outstanding Option granted under the Plan; or

      7.2.3.     independently of any Option granted under the Plan. A Right described in clause (a) or (b) of the preceding sentence is a Related Right. A Related Right may, in the Committee’s discretion, apply to all or any portion of the Shares subject to the Related Option.

      7.3.     A Right may be exercised in whole or in part as provided in the applicable Agreement, and, subject to the terms of the Agreement, entitles a Participant to receive, without payment to the Company (but subject to required tax withholding), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having an aggregate Fair Market Value as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of (a) the Fair Market Value on the Date of Exercise of the Right over (b) either (i) the Fair Market Value on the Date of Grant (or such amount in excess of such Fair Market Value as may be specified by the Committee) of the Right if it is not a Related Right, or (ii) the Exercise Price as provided in the Related Option if the Right is a Related Right.

      7.4.     The Right Period shall be determined by the Committee and specifically set forth in the Agreement; provided, however, that

      7.4.1.     a Right will expire no later than the earlier of (i) ten (10) years from the Date of Grant, or (ii) in the case of a Related Right, the expiration of the Related Option; and

      7.4.2.     a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

      7.5.     The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. The exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Right equal to the number of Shares with respect to which the Related Option is exercised.

      8.     Exercise of Options and Rights.

      8.1.     An Option or Right may, subject to the terms of the applicable Agreement evidencing the Award, be exercised in whole or in part by the delivery to the Company of a notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by (a) a full payment for the Shares with respect to which the Option is exercised or (b) irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option. To the extent provided in the applicable Agreement, payment may be made by (i) delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an option or other award granted hereunder or under any other compensation plan maintained by the Company or any Affiliate, have been held by the Participant for at least six (6) months or such other period as determined by the Committee) valued at Fair Market Value on the Date of Exercise or (ii) delivery of a promissory note as provided in Section 8.2 hereof.

      8.2.     To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as payment of all or a portion of the Exercise Price a promissory note executed by the Participant evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 8.2 shall (a) be secured by a pledge of the Shares received upon exercise of the Option, (b) bear interest at a rate fixed by the Committee, and (c) contain such other terms and conditions as the Committee may determine in its discretion.

      9.     Restricted Stock Awards. Each grant of Restricted Stock under this Plan shall be subject to an Agreement specifying the terms and conditions of the Award. Restricted Stock granted under this Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as may be determined by the Committee. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

      10.     Incentive Share Awards. Each grant of Incentive Shares under this Plan shall be evidenced by an Agreement that: (a) provides for the issuance of Shares to a Participant at such times and (b) contains such other terms and conditions, as determined by the Committee, including without limitation, terms that condition the issuance of Shares upon the achievement of one or more specified Performance Goals.

      11.     Performance Awards. Each Performance Award granted under this Plan shall be evidenced by an Agreement that: (a) provides for the payment of cash and/or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals and (b) contains such other terms and conditions as may be determined by the Committee. For purposes of Section 5.1(b) hereof and, Section 5.2 hereof, a Performance Award shall be deemed to cover a number of Shares equal to the sum of (a) the maximum number of Shares that may be issued upon payment of the Award and (b) to the extent the Award is not payable in Shares, a number of Shares equal to the quotient obtained by dividing the maximum dollar amount of the Award that is not payable in Shares by the Fair Market Value of a Share as of the Date of Grant of the Award, rounded to the next highest whole number.

      12.     Dividends and Dividend Equivalents. The terms of an Award may, subject to such terms and conditions as the Committee may specify, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares covered by the Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or Shares, as determined by the Committee.

      13.     Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee may, in its discretion, provide for a substitution for or adjustment in (a) the number and class of shares subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (b) the Exercise Price of Options and the base price upon which payments under Rights that are not Related Rights are determined, and (c) the aggregate number and class of Shares for which Awards thereafter may be granted under this Plan, and (d) the maximum number of Shares with respect to which an Employee may be granted Awards during the period specified in Section 5.1(b) hereof.

      14.     Termination or Amendment. The Board may amend or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Company, no amendment or termination of this Plan shall be made by the Board without approval of (a) the Company’s stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Award granted prior to the date of such amendment or termination.

      15.     Modification, Substitution of Awards.

      15.1.     Subject to the terms and conditions of this Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award.

      15.2.     Anything contained herein to the contrary notwithstanding, Awards may, at the discretion of the Committee, be granted under this Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Such substitute Awards granted hereunder shall not be counted toward the Share limit imposed by Section 5.1(b) hereof, except to the extent it is determined by the Committee that counting such Awards is required in order for Awards granted hereunder to be eligible to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

      15.3.     Any provision of the Plan or any Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award. For purposes of this Section 15.3, the Fair Market Value of any canceled Award shall be determined assuming that the Award is fully vested at the time of cancellation.

      16.     Foreign Employees. Without amendment of this Plan, the Committee may grant Awards to Eligible Persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgement of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any of its Affiliates operate or have employees.

      17.     Stockholder Approval. This Plan, and any amendments hereto requiring stockholder approval pursuant to Section 14 hereof, are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board.

      18.     Withholding. The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares.

      19.     Term of Plan. Unless sooner terminated by the Board pursuant to Section 14, this Plan shall terminate on the date that is ten (10) years after the earlier of that date that the Plan is adopted by the Board or approved by the Company’s stockholders, and no Awards may be granted or awarded after such date. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.

      20.     Indemnification of Committee. In addition to such other rights of indemnification as they may have as members of the Board or Committee, members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

      21.     General Provisions.

      21.1.     The establishment of this Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in this Plan. Participation in this Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

      21.2.     Neither the adoption of this Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, or other awards otherwise than under this Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.

      21.3.     The interests of any Eligible Person under this Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except to the extent provided in an Agreement.

      21.4.     This Plan shall be governed, construed and administered in accordance with the laws of the State of Washington.

      21.5.     The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

      21.6.     The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Board’s or Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

      21.7.     To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded.

APPENDIX E

O2DIESEL CORPORATION

PROXY FOR 2004 ANNUAL MEETING OF STOCKHOLDERS — AUGUST 16, 2004

This Proxy is solicited by the Board of Directors of the Company

      The undersigned stockholder of O2Diesel Corporation hereby appoints Alan R. Rae and David L. Koontz, or either of them, his/her true and lawful agents and proxies, each with full power of substitution, to represent and vote as specified in this proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders of O2Diesel Corporation to be held at 100 Commerce Drive Suite 301, Newark, Delaware 19713, on August 16, 2004 at 11 a.m. (EDT).

      When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no specification is made, the shares to which this proxy relates will be voted “FOR” all nominees with respect to the election of directors in proposal 1, “FOR” the approval of an amendment to the Company’s Bylaws in proposal 2, “FOR” the change of the Company’s state of incorporation in proposal 3, “FOR” the adoption of the Company’s 2004 Stock Incentive Plan in proposal 4 and “FOR” the ratification of Ernst & Young LLP in proposal 5, and this proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

(SEE REVERSE SIDE)

E-1

O2DIESEL CORPORATION

2004 ANNUAL MEETING OF STOCKHOLDERS — AUGUST 16, 2004

☒ Please mark votes as in this example.

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5.

1.     PROPOSAL 1 — Election of Directors

☒ FOR all nominees listed below (except as marked to the contrary below).

☐ WITHHOLD AUTHORITY for all nominees listed below.

NOMINEES:

Alan R. Rae David L. Koontz Anthony Dean Smith	Karim Jobanputra Hendrik Rethwilm Richard J. Roger

(INSTRUCTIONS:	To withhold authority to vote for any individual nominee, mark the “FOR” box above and write that nominee’s name in the space provided below.)

2.	PROPOSAL 2 — AMEND THE COMPANY’S BYLAWS TO INCREASE THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS TO 9 MEMBERS FROM 6 MEMBERS.

☒ FOR                    ☐ AGAINST                    ☐ ABSTAIN

3.	PROPOSAL 3 — CHANGE THE COMPANY’S STATE OF INCORPORATION FROM WASHINGTON TO DELAWARE.

☒ FOR                    ☐ AGAINST                    ☐ ABSTAIN

4.	PROPOSAL 4 — ADOPT THE COMPANY’S 2004 INCENTIVE PLAN.

☒ FOR                    ☐ AGAINST                    ☐ ABSTAIN

5.	PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

☒ FOR                    ☐ AGAINST                    ☐ ABSTAIN

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, in which Proposals 1, 2, 3, 4 and 5 are fully explained.

Signature:                             Signature (if held jointly):                          Date:

      Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

E-2